                                                                   EXHIBIT 10.48

                                     LEASE
                                     -----


                                BY AND BETWEEN
                                --------------


                     FORUM DEVELOPERS LIMITED PARTNERSHIP,


                         a Nevada Limited Partnership


                                      AND


                             ST. JOHN KNITS, INC.

                                FORUM AT CAESARS
                                ----------------

                                     LEASE
                                     -----

     THIS LEASE made this 10th day of December, 1997 by and between FORUM DEVELOPERS LIMITED PARTNERSHIP, a Nevada Limited Partnership, ("Landlord"), and ST. JOHN KNITS, INC., ("Tenant");

     WHEREAS, Landlord occupies the land on which a shopping complex (hereinafter called "Shopping Complex") is to be located under a certain Ground Lease by and between Caesars Palace Realty Corp., a Nevada Corporation, as landlord ("Ground Lessor"), and Landlord, as tenant, made as of June 1, 1990 (the "Ground Lease"), as the same may be amended from time to time, and

     WHEREAS, Tenant desires to sublease from Landlord and Landlord desires to sublease to Tenant certain retail space within the Shopping Complex pursuant to the terms and provisions of this Lease.

     WITNESSETH THAT, in consideration of the rents, covenants and agreements hereinafter set forth, such parties enter into the following agreement:

                                   ARTICLE I
                                   ---------

                                    EXHIBITS
                                    --------

     The exhibits listed below and attached to this Lease are incorporated herein by this reference:

     EXHIBIT "A"   Legal description of real estate to be developed by the
                   Landlord as a Shopping Complex. The Shopping Complex with existing and future improvements, together with the rights granted pursuant to that certain Parking Agreement and Grant of Reciprocal Easements and Declaration of Covenants dated as of June 1, 1990, and recorded July 6, 1990 as Instrument
                   00864 in the Official Records of the Recorder of Clark
                   County, Nevada (hereinafter "REA") in connection with the property ("Hotel Parcel") more particularly described on Exhibit A-1 hereto, being hereinafter called the "Center".
                   The Hotel Parcel is immediately adjacent to the Shopping
                   Complex and includes, but is not limited to a hotel ("Hotel") and the Adjacent Land, which includes the temple entrance feature ("Temple") constructed on that portion of the Adjacent Land designated on Exhibit "H" and a parking facility ("Parking Facility") constructed by the Ground
                   Lessor on the property designated on Exhibit "H". The
                   Adjacent Land is the Hotel Parcel excluding the land within the outer perimeter of the Hotel buildings and related structures thereon, such as, but not limited to, stadiums and tennis courts, as they may exist from time to time and also excludes the Airspace within and below the Temple, as the term "Airspace" is defined in the Ground Lease.

     EXHIBIT "B"   Plot Plan of that area of the Center upon which is located the space herein leased to Tenant. This Exhibit is provided for informational purposes only, and shall not be deemed to be a warranty, representation or agreement by Landlord that the Center or buildings and/or any stores will be exactly as indicated on the Exhibit, or that the other tenants which may be drawn on said Exhibit will be occupants in the Center.
                   Landlord reserves unto itself the unlimited right to modify the configuration of the Shopping Complex at any time for the purpose of incorporating additional buildings within the Center, provided, however, such configuration will not materially interfere with tenant's use and enjoyment of the premises.

     EXHIBIT "C"   Description of Landlord's and Tenant's Work.

     EXHIBIT "C-1" Estimate of Schedule of Costs.

     EXHIBIT "D"   Rules and Regulations applicable to Tenant.

     EXHIBIT "E"   Caesar's Logo.

     EXHIBIT "F"   Facility Names.

     EXHIBIT "G"   Map of Adjacent Land.

     Notwithstanding Exhibits A or B or anything else in this Lease contained, Landlord reserves the right to change or modify and add to or subtract from the size and dimensions of the Center or any part thereof, the number, location and dimensions of buildings and stores, the size and configuration of the parking areas, entrances, exits and parking aisle alignments, dimensions of hallways, malls and corridors, the number of floors in any building, the location, size and number of tenants' spaces and kiosks which may be erected in or fronting on any mall or otherwise, the identity, type and location of other stores and tenants, and the size, shape, location and arrangement of Common Areas (hereinafter defined), and to design and decorate any portion of the Center as it desires, but the general character of the Center and the approximate location of the Premises (as hereinafter defined) in relation to Hotel shall not be substantially changed.

                                  ARTICLE II
                                  ----------

                           LEASED PREMISES AND TERM
                           ------------------------

Section 2.1.  Leased Premises.
-----------   ---------------

     Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the space (in the Center) designated as Space N-11 outlined in red on Exhibit "B" (hereinafter called "the Premises"), irregularly shaped. but measured to the center line of all party or common walls, to the exterior faces of all other walls and to the building line where there is no wall. containing approximately 5,558 square feet (hereinafter called the "Store Floor Area"). The parties agree that Landlord's determination of the Store Floor Area shall be final, binding and conclusive unless within thirty (30) days after receipt of Landlord's determination Tenant disputes such determination in which case the parties shall joint select an independent architect whose decision shall be final, binding and conclusive. Mezzanine areas shall be excluded from the computation of Tenant's Store Floor Area.

Section 2.2.  Roof and Walls.
-----------   ---- ---------

     Landlord shall have the exclusive right to use all or any part of the roof, side and rear walls of the Premises for any purpose, including but not limited to erecting signs or other structures on or over all or any part of the same, erecting scaffolds and other aids to the construction and installation of the same, and installing, maintaining, using, repairing and replacing pipes, ducts, conduits and wires leading through, to or from the Premises and serving other parts of the Center in locations which do not materially interfere with Tenant's use of the Premises. Tenant shall have no right whatsoever in the exterior of exterior walls or the roof of the Premises.

Section 2.3.  Lease Term.
-----------   ----------

     The term of this Lease (hereinafter called "Lease Term") shall commence upon the earlier of (a) the day following the last day allowed herein to Tenant for completion of Tenant's Work (hereinafter defined) hereinafter called "Required Completion Date," or (b) the day on which Tenant opens for business, the applicable date being hereinafter called "Commencement Date." The term of this Lease shall end on the last day of the tenth (10th) Lease Year (hereinafter defined) after the Commencement Date unless sooner terminated as herein provided.

Section 2.4.  Lease Year Defined.
------------  ------------------

     "Lease Year," as used herein, means a period of twelve (12) consecutive months during the Lease Term commencing on February 1 of any calendar year, the first Lease Year commencing on the first day of the first February occurring on or after the Commencement Date. "Partial Lease Year" means that portion of the Lease Term prior to the first Lease Year.

Section 2.5.  Relocation of Premises.  INTENTIONALLY DELETED.
-----------   ----------------------

                                  ARTICLE III
                                  -----------

                         LANDLORD'S AND TENANT'S WORK
                         ----------------------------

Section 3.1.  Landlord's Work.
-----------   ---------------

     Landlord shall at its expense construct the Premises in substantial accordance with plans and specifications prepared or to be prepared by Landlord's architect, incorporating in such construction all work described in Exhibit "C" hereto as being required of Landlord (hereinafter called "Landlord's Work").

Section 3.2.  Tenant's Work.
-----------   -------------

     All work not provided herein to be done by Landlord shall be performed by Tenant (hereinafter called "Tenant's Work") including but not limited to all work designated as Tenant's Work in Exhibit "C," and Tenant shall do and perform at its expense all Tenant's Work diligently and promptly and in accordance with the following provisions.

Section 3.3.  Tenant's Obligations Before Commencement Date.
-----------   ---------------------------------------------

     As soon as reasonably possible hereafter, Landlord shall deliver to Tenant a Tenant Information Package (including a dimensioned drawing of the Premises and a copy of the Tenant Information Handbook). Within sixty (60) days after the execution date of this Lease, Tenant will make a Preliminary Submittal (as defined in the Tenant Information Package). Within ten (10) days after receipt of the Preliminary Submittal, Landlord shall notify Tenant of any nonconformities with Exhibit "C", the Tenant Information Handbook or other failure to meet with Landlord's approval. Tenant shall within 15 days after receipt of any such notice submit Final Construction Documents based upon the Preliminary Submittal and incorporating Landlord's comments thereto. Landlord shall notify Tenant of its approval or disapproval of the Final Construction Documents within 10 days after receipt. Upon approval, Landlord shall return one
(1) set of approved Final Construction Documents to Tenant and the same shall become a part hereof by this reference as Exhibit "C-2". Approval of construction documents by Landlord shall not constitute the assumption of any responsibility by Landlord for their accuracy of sufficiency, or compliance with applicable codes and Tenant shall be solely responsible for such construction documents. Tenant shall not commence any of Tenant's Work until Landlord has approved Exhibit "C-2", unless prior Landlord approval has been obtained in writing.

     Landlord shall use all reasonable efforts to deliver possession of the Premises to Tenant, with Landlord's Work substantially completed and to ensure that the existing tenant has vacated on or before January 7, 1998 , but in no event later than February 7, 1998("Delivery Date"). Landlord shall not be deemed to have delivered possession of the Premises unless Landlord has substantially completed Landlord's Work as set forth in Exhibit "C" and the existing tenant has vacated. Landlord's Work shall be deemed

"substantially complete when all Landlord's Work, except for "punch list" items, have been completed and the Premises is ready for the commencement of Tenant's Work. "Punch list" items shall mean items of Landlord's Work not yet completed the absence or completion of which will not materially interfere with the commencement or continuation of Tenant's Work or the conduct of Tenant's business. On or before December 24, 1997, Landlord shall give Tenant written notice of Landlord's then current estimate of the Delivery Date ("Projected Delivery Date"). Landlord shall confirm, adjust or update the Projected Delivery Date by written notice to Tenant given no later than thirty (30) days prior to the Delivery Date.

     Tenant shall complete Tenant's Work by the date that is one hundred twenty
(120) days following the Delivery Date, which day shall be the Required Completion Date. Except as set forth above, Tenant hereby releases Landlord and its contractors from any claim whatsoever for damages against Landlord or its contractors for any delay in the date on which the Premises shall be ready for delivery to Tenant or for any delay in commencing or completing any work Landlord is to perform or is authorized by Tenant to perform under Exhibit "C", or with respect to the Center.

Section 3.4.  Failure of Tenant to Perform.  INTENTIONALLY DELETED.
-----------   ----------------------------

Section 3.5.  Condition of Premises.
-----------   ---------------------

     Tenant's taking possession of the Premises shall be conclusive evidence of Tenant's acceptance thereof in good order and satisfactory condition. Tenant shall have the right within sixty (60) days of the date Tenant takes possession of the Premises for commencement of Tenant's Work to submit to Landlord a punch list of incomplete or defective construction within its Premises and Landlord will perform such punch list to the extent the listed items were Landlord's responsibility under Exhibit "C" and were not performed by Landlord in accordance therewith. Landlord will remain responsible for latent defects in its work throughout the term of this Lease. Tenant agrees that no representations respecting the existence or non-existence of Hazardous Materials (hereinafter defined) in, at, under or abutting the Premises or the environment has been made by Landlord or its agents to Tenant unless the same are contained herein. Tenant also agrees that no representations respecting the condition of the Premises, no warranties or guarantees, expressed or implied, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, with respect to workmanship or any defects in material, and no promise to decorate, alter, repair or improve the Premises either before or after the execution hereof, have been made by Landlord or its agents to Tenant unless the same are contained herein.

                                   ARTICLE IV
                                   ----------

                                      RENT
                                      ----

Section 4.1.  Minimum and Percentage Rent.
-----------   ---------------------------

     Tenant covenants and agrees to pay to Landlord, without notice or demand, at Landlord's address for notice (Landlord's and Tenant's notice addresses being the addresses specified in Section 24.7 hereof), as rent for the Premises:

          (i) A Minimum Annual Rent of $100.00 per square foot of Store Floor Area, or Five Hundred Fifty-Five Thousand Eight Hundred and 00/100 Dollars ($555,800.00) per annum (based upon the approximated Store Floor Area set forth in Section 2.1 hereof), payable in equal monthly installments, in advance upon the first day of each and every month commencing upon the Commencement Date and continuing thereafter through and including the last month of the third (3rd) Lease Year of the Lease Term (such monthly installment being hereinafter called "Minimum Monthly Rent"); and

               A Minimum Annual Rent of $120.00 per square foot of Store Floor Area, or Six Hundred Sixty-Six Thousand Nine Hundred Sixty and 00/100 Dollars ($666,960.00) per annum (based upon the approximated Store Floor Area set forth in Section 2.1 hereof), payable in equal monthly installments, in advance upon the first day of each and every month commencing upon the fourth (4th) Lease Year of the Lease Term and continuing thereafter through and including the last month of the fifth (5th) Lease Year of the Lease Term (such monthly installment being hereafter called "Minimum Monthly Rent"); and

               A Minimum Annual Rent of $140.00 per square foot of Store Floor Area, or Seven Hundred Seventy-Eight Thousand One Hundred Twenty and 00/100 Dollars ($778,120.00) per annum (based upon the approximated Store Floor Area set forth in Section 2.1 hereof), payable in equal monthly installments, in advance upon the first day of each and every month commencing upon the sixth (6th) Lease Year of the Lease Term and continuing thereafter through and including the last month of the tenth (10th) Lease Year of the Lease Term (such monthly installment being hereafter called "Minimum Monthly Rent"); and

          (ii) The amount by which eight percent (8%) of Gross Sales (hereinafter defined) during each Lease Year or Partial Lease Year exceeds the Minimum Monthly Rent for such period (hereinafter called "Percentage Rent").

     When Store Floor Area is determined in accordance with Section 2.1, the Minimum Annual Rent and Minimum Monthly Rent shall be deemed automatically increased or decreased (by no more than three percent [3%]) based upon the Store Floor Area as thus determined, and any overpayments or underpayments of Minimum Monthly Rent to Landlord shall be adjusted accordingly.

Section 4.2.  Miscellaneous Rent Provisions.
------------  -----------------------------
     Any rent or other amounts to be paid by Tenant which are not paid within ten (10) days after receipt of written notice that the same is past due shall bear interest as of the first day of the month on which any sum is due and owing at a rate equal to two percent (2%) over the prime rate announced by Citibank, N.A. If the Commencement Date is other than the first day of a month, Tenant shall pay on the Commencement Date a prorated partial Minimum Monthly Rent for the period prior to the first day of the next calendar month, and thereafter Minimum Monthly Rent payments shall be made not later than the first day of each calendar month. For purposes of this Lease, a "Major Tenant" is herein defined as a single tenant occupying at least 25,000 contiguous square feet of Store Floor Area.

Section 4.3.  Percentage Rent.
------------  ---------------
     Tenant shall (i) not later than the twenty-fifth (25th) day after the close of each calendar month, deliver to Landlord a written statement certified under oath by Tenant or an officer of Tenant, showing Gross Sales made in such calendar month; and (ii) not later than 60 days after the end of each Lease Year or Partial Lease Year, deliver to Landlord a statement of Gross Sales for such Lease Year or Partial Lease Year the correctness of which is certified to by Tenant's chief financial officer. If Tenant fails to prepare and deliver any statement of Gross Sales required hereunder, within the time or times specified above and the same continues for more than thirty (30) days after written notice thereof from Landlord, Landlord shall have the right, in addition to the rights and remedies set forth in this Lease (a) to collect from Tenant a sum which shall be $100.00 per calendar day for each day that Gross Sales reports are not so submitted, and (b) to estimate Tenant's Gross Sales for any non-reported period and bill Tenant's Percentage Rent accordingly. Landlord reserves the right, at Landlord's option, to adjust Percentage Rent billings when actual Gross Sales reports are received. The statement or statements shall be prepared by Landlord or its agents and shall be conclusive and binding on Tenant.

     Percentage Rent shall become due and payable in each Lease Year on the twenty-fifth (25th) day of the month immediately following the month during which eight percent (8%) of Gross Sales exceed the Minimum Annual Rent payable by Tenant for such Lease Year, and thereafter shall be paid monthly on all additional Gross Sales made during the remainder of such Lease Year, such payments to be made concurrently with the submission by Tenant to Landlord of the written statement of monthly Gross Sales as provided for herein. Within thirty (30) days after the later of (i) the due date for Tenant's annual report of Gross Sales, or (ii) the date of Landlord's receipt of such annual report, if Tenant has paid Landlord for such Lease Year or Partial Lease Year Percentage Rent greater than Tenant is obligated to pay for such period, Landlord shall refund such excess, and if Tenant has paid less than the Percentage Rent required to be paid for such period, tenant shall pay Landlord such difference.

     Tenant will preserve for at least three (3) years all original books and records disclosing information pertaining to Gross Sales and such other information respecting Gross Sales as Landlord requires, including, but not limited to, sales slips, sales checks, sales tax returns, bank deposit records, sales journals and other supporting data. Landlord and its agents shall have the right on an annual basis (meaning no more than one [1] time per year) during business hours to examine and audit such books and records preserved by Tenant. If such examination or audit discloses a liability for Percentage Rent 3% or more in excess of the Percentage Rent paid by Tenant for any annual period and at least $500.00 is owed as a result of such audit, or if Tenant's Gross Sales cannot be verified due to the insufficiency or inadequacy of Tenant's records, Tenant shall promptly pay Landlord the cost of said audit. Tenant shall, in any event, pay to Landlord the amount of any deficiency in rents which is disclosed by such audit plus interest at two percent (2%) over the prime rate announced by Citibank, N.A. as of the first day of the month on which any sum was due and owing.

     Ground Lessor shall have the right at all times, during business hours, to examine and audit Tenant's books and records or otherwise to verify any amounts paid by Tenant to Landlord pursuant to this Lease.

Section 4.4.  Gross Sales Defined.
------------  -------------------
     As used herein, Gross Sales means the sale prices of all goods, wares and merchandise sold and the charges for all services performed by Tenant or any other person or entity in, at, or from the Premises for cash, credit or otherwise, without reserve or deduction for uncollected amounts, including but not limited to sales and services (i) where the orders originate in, at or from the Premises, regardless from whence delivery or performance is made, (ii) pursuant to mail, telephone, telegraph or otherwise received or filled at the Premises, (iii) resulting from transactions originating in, at or from the Premises, and deposits not refunded to customers when retained by Tenant. Excluded from Gross Sales shall be: (i) exchanges of merchandise between Tenant's stores made only for the convenient operation of Tenant's business and not to consummate a sale made in, at or from the Premises, (ii) returns to manufacturers, (iii) refunds or credits to customers (but only to the extent included in Gross Sales), (iv) sales of fixtures, machinery and equipment after use in Tenant's business in the Premises, (v) sales, excise or similar tax imposed by governmental authority and collected from customers and paid out by Tenant, (vi) the amount of gift certificates, or like vouchers, until and unless the same are converted into a sale by redemption in a store operated by Tenant (in which instance, for purposes hereof, the sale shall be counted at the store where such certificate or voucher was redeemed, and not at the store where it was purchased, if different), (vii) the amounts of discounts allowed pursuant to established discount policies benefiting Tenant's employees, (viii) the amounts of all finance charges, service charges, late payments, annual fees, transaction charges, interest or other such charges, however denominated, paid by customers of the Tenant (a) in connection with the extension of credit and (b) in addition to the price paid for goods and services sold and/or provided by Tenant from the Premises, (ix) the amounts of all receipts from alteration or similar services and workroom operations, including, but not limited to, such operations performed by subcontractors, licensees and/or concessionaires performing such services on behalf of Tenant, (x) the amounts of delivery charges, including but not limited to, parcel post, freight and express charges, to the extent such charges are actually charges to customers of the Tenant and are in addition to the price of the merchandise sold, (xi) the amounts of register overages and shortages, uncollected bad checks and fraudulent purchases, (xii) the amount of revenues, if any, of any valet or other parking service operated by or for the benefit of Tenant, so long as such service is provided primarily as an accommodation to customers of Tenant, and not primarily for profit, (xiii) the amount of any sale of merchandise by one operating division or affiliate of Tenant to another, in contemplation of any substantial seasonal markdown, where such merchandise is thereupon removed from the Premises, (xiv) the amount of any bulk sale at or below wholesale prices, (xv) the amount of any donation or sale at substantial discount to any charitable organization, (xvi) the net costs of special promotions, (xvii) trunk sales, (xviii) credits or payments in settlement of claimed losses, (xix) punitive damages or treble damages received in antitrust litigation, (xx) receipts from public telephones and vending machines used solely by employees of Tenant, (xxi) Tenant's accounts receivable, previously included in Gross Sales in any lease Year, which have been determined to be uncollectible for federal income tax purposes during the Lease Year; provided, however, that if such accounts are actually collected in a later Lease Year, the amount shall be included in the Gross Sales for such later Lease Year,
(xxii) rents, subrents or other consideration received in connection with an assignment, sublease, license, concession or other transfer of any portion of the store, provided the Gross Sales of all licensees, sublessees and concessionaires are included in Gross Sales. No other taxes shall be deducted from Gross Sales.

Section 4.5.    Taxes.
-----------     -----
  A. Definition. Landlord shall pay or cause to be paid, before delinquent, all
     ----------
Taxes (as hereinafter defined) assessed or imposed upon the Center and the Shopping Complex (and any other Real Estate Taxes which Landlord may be obligated to pay in respect of the Adjacent Land) which become due or payable during the Lease Term. As used in this Section 4.5 the term Taxes shall mean and include all property taxes, both real and personal, public and governmental charges and assessments, including all extraordinary or special assessments, or assessments against any of Landlord's personal property now or hereafter located in the Center, all costs and expenses including, but not limited to consulting, appraisal and attorneys' fees incurred by Landlord in contesting or negotiating with public authorities (Landlord having the sole authority to conduct such a contest or enter into such negotiations) as to any of the same and all sewer, water and other utility taxes and impositions, but shall not include taxes on Tenant's business in the Premises, machinery, equipment, inventory or other personal property or assets of Tenant, Tenant agreeing to pay, before delinquency, all taxes upon or attributable to such excluded items without apportionment.

     Taxes shall not include interest and penalties due on delinquent Taxes.

  B. Tenant's Share. Tenant shall pay to Landlord, as Additional Rent, its
     --------------
proportionate share of all Taxes upon the Center and the Shopping Complex (and any other Taxes which Landlord may be obligated to pay in respect of the Adjacent Land) which become due or payable during the Lease Term, such proportionate share to be prorated for periods at the beginning and end of the Lease Term which do not constitute full tax months or years. Tenant's proportionate share of any such Taxes shall be that portion of such Taxes which bears the same ratio to the total Taxes as the Store Floor Area bears to the average rentable floor area rented or occupied in the Shopping Complex (hereinafter called "Rentable Floor Area") as of the Commencement Date or the first day of the calendar year in which such taxes are due or payable. The floor area of (i) a Major Tenant, (ii) any tenant in a free standing Premises who is obligated to pay real estate taxes specifically upon specific improvements or specific parcel of land, and (iii) Common Areas, as hereinafter defined, shall not be included in the Rentable Floor Area, and any contributions to Taxes received by Landlord from such tenants shall be deducted from Taxes prior to the calculation of Tenant's proportionate share.

     The ratio described in the preceding paragraph shall not be utilized if the "rentable floor area rented or occupied" is less than eighty-five percent (85%) of the rentable floor area in the Shopping Complex If the "rentable floor area rented or occupied" is less than eighty-five percent (85%), the pro rata share of Tenant shall be determined by the ratio the Store Floor Area bears to eighty-five percent (85%) of the rentable floor area in the Shopping Complex.

  C. Payment by Tenant. Tenant's proportionate share of Taxes shall be paid in
     -----------------
monthly installments commencing with the Commencement Date, in amounts initially and reasonably estimated by Landlord, one (1) such installment being due on the first day of each full or partial month of each full or partial calendar year during the Lease Term. Such monthly installments shall increase or decrease upon notice from Landlord given after the actual or anticipated amounts of Taxes due or payable in a particular calendar year are determined. Following the close of each full or partial calendar year during the Lease Term, the actual amount of Taxes due or payable shall be computed by Landlord and any excess paid by Tenant during such calendar year over the actual amount (in a format to be determined by Landlord) Tenant is obligated to pay hereunder shall be credited to Tenant or refunded at Tenant's request, and within thirty (30) days after written notice from Landlord any deficiency owed shall be paid in full by Tenant. Tenant acknowledges and stipulates that Landlord has made no representation or agreement of any kind as to the total dollar amount of such Taxes, actual or estimated, or Tenant's dollar share thereof.

  D. Other Taxes. Tenant's proportionate share of any governmental tax or charge
     -----------
(other than income tax) levied, assessed, or imposed on account of the payment by Tenant or receipt by Landlord, or based in whole or in part upon, the rents in this Lease reserved or upon the Center or the value thereof shall be paid by Tenant.

  E. Larger Parcel. If the land under the Center is a part of a larger parcel of
     -------------
land for assessment purposes (the "Larger Parcel"), the taxes and assessments allocable to the land in the Center for the purpose of determining Taxes under this Section shall be deemed a fractional portion of the taxes and assessments levied against the Larger Parcel, the numerator of which is the acreage in the Center and the denominator of which is the acreage in the Larger Parcel.

Section 4.6.  Sprinkler System.
------------  ----------------
     Landlord has installed and will maintain a sprinkler system in the Premises and Tenant shall pay to Landlord as additional rent thirty cents (3Oc) per
                                                    -----------------
square foot of Store Floor Area per Lease Year, prorated for Partial Lease Years, in equal monthly installments in advance on the first day of each full calendar month during the Lease Term.

Section 4.7.   Additional Rent.
------------   ---------------
     All amounts required or provided to be paid by Tenant under this Lease other than Minimum Annual Rent and Percentage Rent shall be deemed additional rent and Minimum Annual Rent, Percentage Rent and additional rent shall in all events be deemed rent.

Section 4.8.   Landlord's Expenses.
------------   -------------------
     If, after twenty (20) days prior written notice and the failure of Tenant to cure within such period, Landlord pays any monies or incurs any expense to correct a breach of this Lease by Tenant or to do anything in this Lease required to be done by Tenant, or incurs any expense (including, but not limited to, reasonable attorneys' fees and court costs), as a result of Tenant's failure to perform any of Tenant's obligations under this Lease, all amounts so paid or incurred shall, on notice to Tenant, be considered additional rent payable in full by Tenant with the first Minimum Monthly Rent installment thereafter becoming due and payable, and may be collected as by law provided in the case of rent.

Section 4.9.  Mezzanine Rent.
------- ----  --------------
     If a sales or display mezzanine is constructed in the Premises, then commencing on the first day of the month following the later of (a) the month in which such mezzanine is constructed, or (b) the date Tenant opens for business, and on the first day of each and every month thereafter throughout the remainder of the Lease Term, Tenant shall pay to Landlord, an Annual Mezzanine Rent of $25.00 per square foot of mezzanine space constructed in the Premises, per annum, payable in equal monthly installments in advance. Landlord represents that this Annual Mezzanine Rent is no greater than the Annual Mezzanine Rent being charged to other tenants in the Phase II expansion of the Shopping Complex.

                                    ARTICLE V
                                    ---------

                    PARKING AND COMMON AREAS AND FACILITIES
                    ---------------------------------------

Section 5.1.  Common Areas.
------- ----  ------------
     All parking areas, access roads and facilities furnished, made available or maintained by Landlord in or near the Center, including employee parking areas, truck ways, driveways, loading docks and areas, delivery areas, multistory parking facilities, package pickup stations, elevators, escalators, pedestrian sidewalks, malls, including the enclosed mall (as indicated for identification purposes on Exhibit "B"), courts and ramps, landscaped areas, retaining walls, stairways, bus stops, first-aid and comfort stations, lighting facilities, sanitary systems, utility lines, water filtration and treatment facilities, those areas within and adjacent to the Center for ingress and egress to and from the Center including, without limitation, the Temple, and the tunnel/roadway system under the Center, which from time to time may be provided by Landlord or others for the convenience, use or benefit of the tenants of the Center, Landlord, Ground Lessor. the owners and occupants of the Hotel and their respective concessionaires, agents, employees, customers, invitees and licensees, those areas, if any, upon which temporary or permanent off-site utility systems or parking facilities serving the Center may from time to time be located and other areas and improvements provided by Landlord for the general use in common of tenants and their customers and department stores (if any) in the Center (all herein called "Common Areas") shall at all times be subject to the exclusive control and management of Landlord or the Owner of the Hotel Parcel (as defined in the REA), and Landlord or such Owner shall have the right, from time to time, to establish, modify and enforce reasonable rules, regulations and requirements with respect to all Common Areas which rules and regulations shall be uniformly applied in a reasonable and non-discriminatory manner. Tenant agrees to comply with, and to cause its employees and contractors to comply with, all rules, regulations and requirements set forth in Exhibit "D" attached hereto and all reasonable amendments thereto and any and all rules, regulations, requirements and amendments thereto adopted pursuant to the REA. Tenant acknowledges that the Shopping Complex shall only have exterior pedestrian access through the Hotel and the Temple and, further, that the Temple may provide only ingress to, but not egress from the Center.

     Landlord and the Owner of the Hotel Parcel shall have the right from time to time to: change or modify and add to or subtract from the sizes, locations, shapes and arrangements of parking areas entrances, exits, parking aisle alignments and other Common Areas; designate parking areas for Ground Lessor, Landlord, the owner of the Hotel Parcel and/or their employees and tenants and/or tenants of Landlord, and/or limit the total number of such employee spaces; restrict parking by Tenant's employees to designated areas (which may be at the far rear of the Adjacent Land); construct surface, sub-surface or elevated parking areas and facilities; establish and from time to time change the level or grade of parking surfaces; add to or subtract from the buildings in the Center; eliminate such access as may from time to time be available between the Center and the Hotel or any retail or commercial business in an adjoining or neighboring building; and do and perform such other acts in and to said Common Areas as Landlord in its sole discretion, reasonably applied, deems advisable for the use thereof by tenants and their customers or as such Owner is permitted to do pursuant to the REA. Tenant acknowledges that owners of other areas in and adjoining the Shopping Complex may similarly alter, enlarge, reduce or relocate the improvements from time to time located thereon. Tenant further acknowledges that this Section 5.1 shall be for the benefit of and directly enforceable by Landlord and the Owner of the Hotel Parcel.

     In the event that Landlord determines, in its sole discretion, to provide parking or transportation facilities for the Center, Landlord may charge a fee to users thereof and may impose and enforce such rules and regulations concerning the use thereof (including a prohibition of use by Tenant's employees) as Landlord may in its discretion deem desirable, provided that any fee will be waived for users receiving a validation from the casino on the Hotel Parcel. Landlord shall have the right at any and all times to utilize portions of Common Areas for promotions, exhibits, entertainments, product and other shows, displays, the leasing of kiosks or food facilities, or such other uses as may in Landlord's judgment tend to attract the public or benefit the Center but in no event shall such kiosks or food facilities be located within ten feet (10') of the front lease line of the Premises. Except as specifically otherwise provided in any Operating Agreement the Owner of the Hotel Parcel may do such other acts in and to the Hotel and those Common Areas located on the Adjacent Land as in its reasonable judgment may be desirable, including, but not limited to, the conversion of portions thereof to other uses. In exercising its rights pursuant to this Section, Landlord shall not materially adversely affect access to or visibility of the Premises.

Section 5.2.    Use of Common Areas.
------------    -------------------
     Tenant and its business invitees, employees and customers shall have the nonexclusive right, in common with Landlord, the Ground Lessor, the owner of the Hotel Parcel and all others to whom Landlord, the Ground Lessor or any other party under the REA which is entitled to grant such rights has granted or may hereafter grant rights, to use the Common Areas for ingress, egress and parking subject to such reasonable regulations as Landlord or such other person may from time to time impose and the rights of Landlord set forth above. Tenant and Tenant's customers shall also have a non-exclusive right to walk through the Hotel in order to gain ingress to and egress from the Shopping Complex. Pedestrian access between the Shopping Complex and the Hotel shall be solely through that connecting point so designated on Exhibit "B-1" hereto. Tenant shall pay Landlord, upon demand, $10.00 for each day on which a car of Tenant, a concessionaire, employee or agent of Tenant is parked outside any area designated by Landlord for employee parking. Tenant authorizes Landlord to cause any such car to be towed from the Common Areas and Tenant shall reimburse Landlord for the cost thereof upon demand, and otherwise indemnify and hold Landlord harmless with respect thereto. Tenant shall abide by all reasonable rules and regulations and cause its concessionaires, officers, employees, agents, customers and invitees to abide thereby. Landlord or the Owner of the Hotel Parcel may at any time close temporarily (for only so long a period of time as may be absolutely necessary) any Common Areas to make repairs or changes, prevent the acquisition of public rights therein, discourage noncustomer parking, or for other reasonable purposes. Tenant shall furnish Landlord license numbers and descriptions of cars used by Tenant and its concessionaires, officers and employees. Tenant shall not interfere with Landlord's or other permitted users' rights to use any part of the Common Areas.


                                   ARTICLE VI
                                   ----------

                      COST AND MAINTENANCE OF COMMON AREAS
                      ------------------------------------

Section 6.1.    Expense of Operating and Maintaining the Common Facilities.
------------    ----------------------------------------------------------
     Landlord will operate, manage, maintain and repair or cause to be operated, managed, maintained or repaired, the Common Areas of the Center including, but not limited to, all parking facilities and the Temple, to the extent the same is not done by any Major Tenant. "Landlord's Common Area Costs" shall mean all costs of operating and maintaining the Common Areas in a manner deemed by Landlord appropriate to operate the Shopping Complex in a first class manner and for the best interests of tenants and other occupants in the Center. Included among the costs and expenses which constitute Landlord's Common Area Costs, but not limited thereto, shall be, at the option of Landlord, all costs and expenses of protecting, operating, managing the Center, repairing, repaving, lighting, cleaning, painting, striping, insuring (including but not limited to fire and extended coverage insurance on Common Areas, insurance protecting Landlord against liability for personal injury, death and property damage and workers' compensation insurance), removing of debris, police protection, security and security patrol, fire protection, regulating traffic, inspecting, repairing and maintaining of machinery and equipment used in the operation of the Common Areas, including heating, ventilating and air conditioning machinery and equipment, providing heating, ventilating and air conditioning for the interior Common Areas initially determined and thereafter adjusted in the manner described in Section 7.2 herein, cost and expense of inspecting, maintaining, repairing and replacing storm and sanitary drainage systems, sprinkler and other fire protection systems, electrical, gas, water, telephone and irrigation systems, cost and expense of installing, maintaining, repairing and replacing the enclosed mall, the exterior of the buildings in the Center, including, but not limited to floors, roofs, skylights, escalators, elevators, walls, stairs and signs, cost and expense of installing, maintaining and repairing burglar or fire alarm systems on the Center, if installed, cost and expense of landscaping and shrubbery, cost and expense of maintaining and operating or causing to be maintained and operated atriums, the Temple and other areas used for access between the Shopping Complex and neighboring or adjoining buildings and real or personal property or other taxes incurred by Landlord in respect thereof, whether said facilities or areas are located in the Shopping Complex or in an adjoining or neighboring building, expenses of utilities, maintenance and operation of any valet and/or self-park parking facilities which Landlord determines to provide either within or outside the Shopping Complex and any transportation services provided for the Shopping Complex, whether in connection with such parking facilities or otherwise, and all other areas, structures, facilities and buildings used in the maintenance or operation of the Shopping Complex whether located within or outside of the Shopping Complex, expenses reimbursable by Landlord to the Ground Lessor or Owner of the Hotel Parcel under the Ground Lease or the REA, and administrative and overhead costs equal to fifteen percent (15%) of all of the foregoing and all other of Landlord's Common Area Costs. EXCLUDED FROM LANDLORD'S COMMON AREA COSTS SHALL BE GROUND RENTS, BROKERAGE FEES, ADVERTISING FEES, ATTORNEY FEES AND COST OF REPAIRS OR REPLACEMENTS COVERED BY THE INSURANCE LANDLORD IS REQUIRED TO CARRY UNDER THIS LEASE. NOTWITHSTANDING THE FOREGOING, NO CAPITAL EXPENDITURES SHALL BE INCLUDED IN TENANT'S SHARE OF LANDLORD'S COMMON AREA COSTS EXCEPT TO THE EXTENT THAT ANY SUCH CAPITAL EXPENDITURES ARE DEPRECIATED BY LANDLORD IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

Section 6.2.  Tenant to Bear Pro Rata Share of Expenses.
-----------   -----------------------------------------
     Tenant will pay Landlord, in addition to all other amounts in this Lease provided, such portion of Landlord's Common Area Costs for each calendar year during the Lease Term which bears the same ratio to the total of Landlord's Common Area Costs as the Store Floor Area at the commencement of such calendar year bears to the average rentable floor area rented or occupied by tenants in the Shopping Complex ("Rentable Floor Area"). The floor area of (i) a Major Tenant, (ii) any tenant in a freestanding Premises who is obligated to maintain specific areas or a specific parcel of land, and (iii) Common Areas, as hereinafter defined, shall not be included in the Rentable Floor Area, and any contributions to Common Area Costs received by Landlord from such tenants shall be deducted from Common Area Costs prior to the calculation of Tenant's proportionate share.

     THE RATIO DESCRIBED IN THE PRECEDING PARAGRAPH SHALL NOT BE UTILIZED IF THE "RENTABLE FLOOR AREA RENTED OR OCCUPIED" IS LESS THAN EIGHTY-FIVE PERCENT (85%) OF THE RENTABLE FLOOR AREA IN THE SHOPPING COMPLEX. IF THE "RENTABLE FLOOR AREA RENTED OR OCCUPIED" IS LESS THAN EIGHTY-FIVE PERCENT (85%), THE PRO RATA SHARE OF TENANT SHALL BE DETERMINED BY THE RATIO THE STORE FLOOR AREA BEARS TO EIGHTY-FIVE PERCENT (85%) OF THE RENTABLE FLOOR AREA IN THE SHOPPING COMPLEX.

     Tenant's share of Landlord's Common Area Costs shall be paid in monthly installments in amounts REASONABLY estimated from time to time by Landlord, one
(1) such installment being due on the first day of each month of each calendar year. After the end of each calendar year the total Landlord's Common Area Costs for such year (and at the end of the Lease Term, the total Landlord's Common Area Costs for the period since the end of the immediately next preceding calendar year) shall be determined by Landlord and Tenant's share paid for such period shall immediately, upon such determination, be adjusted by REFUND of any excess or payment of any deficiency.

                                  ARTICLE VII
                                  -----------

                            UTILITIES AND SERVICES
                            ----------------------

Section 7.1.  Utilities.
-----------   ---------
     Tenant shall not install any equipment which can exceed the capacity of any utility facilities serving the Center and if any equipment installed by Tenant requires additional utility facilities, the same shall be installed at Tenant's expense in compliance with all code requirements and plans and specifications which must be approved in writing by Landlord. Tenant shall be solely responsible for and promptly pay all charges for use or consumption of sewer, gas, electricity, water and all other utility services. Subject to the applicable rules and regulations of the Nevada Public Service Commission, Landlord may make electrical service available to the Premises as provided in Exhibit "C," and so long as Landlord continues to provide such electrical service Tenant agrees to purchase the same from Landlord and reimburse Landlord for the electrical service (based upon Landlord's determination from time to time of Tenant's consumption of electricity), as additional rent, on the first day of each month in advance (and prorated for partial months), commencing on the Commencement Date at the same cost as IS charged to LANDLORD from time to time by the utility company which furnishES such services to the CENTER. Subject to the applicable rules and regulations of the Nevada Public Service Commission, Landlord may supply water and other utilities to the Premises, and so long as Landlord continues to provide water or such other utilities Tenant shall reimburse Landlord for same at the same cost as IS charged to LANDLORD by the utility company which furnishES such service to the CENTER.

Subject to the applicable rules and regulations of the Nevada Public Service Commission, Landlord may provide a shared tenant telephone service to the Premises and so long as Landlord continues to provide such telephone service Tenant agrees to purchase the same from Landlord and reimburse Landlord for the telephone service at Landlord's cost.

     Landlord may make additional services, including but not limited to, pest control, cleaning, and security, available to the Premises and, in such event, Tenant shall utilize such services, at Tenant's expense, provided said services are competitively priced.

     Tenant shall operate its heating and air conditioning so that the temperature in the Premises will be the same as that in the adjoining mall, and set Tenant's thermostat at the same temperature as that thermostat in the mall which is nearest the Premises. Tenant shall be responsible for the installation, maintenance, repair and replacement of air conditioning, heating and ventilation systems within and specifically for the Premises, including all components such as air handling units, air distribution systems, motors, controls, grilles, thermostats, filters and all other components. Tenant shall operate ventilation so that the relative air pressure in the Premises will be the same as or less than that in the adjoining mall as required by the Landlord.

     In the event Tenant requires the use of telecommunication services, including, but not limited to, credit card verification and/or other data transmission, then Tenant shall contract for such services with one of the service providers available at the Center.

Section 7.2.  Air Conditioning of Premises.
-----------   ----------------------------
     Landlord will provide and maintain a system of condensed water to the Premises installed at a point determined by Landlord. Tenant agrees to purchase the condensed water services from Landlord and pay Landlord annually therefor as additional rent, in equal monthly installments, in advance of the first day of each month the current Adjusted HVAC Plant Charge (which shall consist of the Minimum Charge of $0.59 per square foot of Store Floor Area per year, adjusted
                   -----
in the manner hereinafter provided).

     The Adjusted HVAC Plant Charge shall be recalculated from time to time on dates selected by the Landlord (but no less often than annually, each time the Landlord's utility costs are changed, and/or each time field verification indicates that Tenant's use of the system has changed.)

     The current Adjusted HVAC Plant Charge shall be calculated by multiplying the Minimum Charge by a series of adjusting multipliers as follows:

Adjusted HVAC Plant Charge = Minimum Charge x M\\1\\ x M\\2\\ x M\\3\\ x M\\4\\

     (a)      M\\1\\ = Capacity Multiplier
              ----------------------------

              The capacity multiplier shall be the greater of 1 or the multiplier arrived at by applying the following formula:

                       M\\1\\ = 1 + [0.9 [BTUH/30 - 1]]

     The factor "BTUH" shall mean BTUH/per Sq. Ft. of Store Floor Area and shall be the calculated peak design total heat gain as determined in accordance with ASHRAE procedures. Tenant's outdoor air or exhaust that is derived via the Landlord's system, and total heat gain from the roof, lights, fan motors and other items, shall be included in calculating the BTUH/per Sq. Ft. factor of this section for purposes of determining the capacity multiplier. The peak total heat gain shall be calculated using the same sun time hour as is used by Landlord in determining the peak building heat gain. (Typically 1600 hours).

     (b)      M\\2\\ = Hours Multiplier
              -------------------------

              The hours multiplier shall be the greater of 1 or the multiplier arrived at by applying the following formula:

                   M\\2\\ = 1 + [Extra Hours/Regular Hours]

              The term "Extra Hours" shall mean Tenant's hours use of system during times other than the originally established regular weekly hours of the Center. The term "Regular Hours" shall mean the established regular weekly hours of the Center.

     (c)      M\\3\\ = Utility Cost Multiplier
              --------------------------------

              The utility cost multiplier shall be the multiplier arrived at by applying the following formula:

              M\\3\\ = 1 + [0.9 [Current Cost/Original Cost - 1]]

          The term "Current Cost" shall mean "Utility Cost" based on rates in effect on the selected date. The term "Original Cost" shall mean Utility Cost based on rates in effect on August 1, 1996. The term "Utility Cost" shall mean the cost to Landlord of the utilities necessary for furnishing media to the Premises, including all charges made to Landlord by the public utilities furnishing the same and based on the original consumption and demands estimated for the Central HVAC System and building.

     (d)  M\\1\\=Maintenance Cost Multiplier
          ----------------------------------

          The Maintenance Cost Multiplier shall be the greater of 1 or the multiplier arrived at by applying the following formula:

               M\\4\\=1 + [0.1 [Current CPI/Original CPI - 1]]

          The term "Current CPI" shall mean the "Consumer Price Index" on the selected date. The term "Original CPI" shall mean the "Consumer Price Index" for December 1, 1996. The term "Consumer Price Index" as used in this Section 7.2 and in Section 14.1 herein shall mean the Consumer Price Index All Items for All Urban Consumers (CPI-U, 1982-4=100)" published by the Bureau of Labor Statistics of the U.S. Department of Labor. If the publication of the Consumer Price Index of the U.S. Bureau of Labor Statistics is discontinued, comparable statistics on the purchasing power of the consumer dollar published by a responsible financial periodical selected by Landlord shall be used for making such computations.

Section 7.3.  Enforcement and Termination.
------------  ---------------------------
     Landlord shall not be liable to Tenant in damages or otherwise if any utilities or services, whether or not furnished by Landlord hereunder, are interrupted or terminated because of repairs, installation or improvements, or any cause beyond Landlord's reasonable control, nor shall any such termination relieve Tenant of any of its obligations under this Lease provided, however, if due to Landlord's negligence such utilities or services are interrupted or terminated and not restored within forty-eight (48) hours from the time of such interruption or termination then the Tenant shall have the right to abate the payment of Minimum Monthly Rent until such date as such utilities or services are restored. Tenant shall operate the Premises in such a way as shall not waste fuel, energy or natural resources. Landlord may cease to furnish any one or more of said utilities or services to Tenant without liability for the same, provided Landlord will upon such cessation make arrangements for the furnishing of said utilities or services by the customary providers in the area and no discontinuance of any utilities or services shall constitute a constructive eviction.

                                  ARTICLE VIII
                                  ------- ----

                         CONDUCT OF BUSINESS BY TENANT
                         -----------------------------

Section 8.1.  Use of Premises.
-----------   ---------------

     The Premises shall be occupied and used by Tenant solely for the purpose of conducting therein the business of the retail sale of fine women's ready to wear and accessories bearing the St. John label, and Tenant shall not use or permit or suffer the use of the Premises for any other business or purpose. This Lease does not grant any exclusive use rights to Tenant and in no event shall this Lease grant any exclusive use rights with respect to the Hotel Parcel or with respect to any merchandise currently or in the future sold at the store located in the Center leased to and operated by Ground Lessor.

Section 8.2.  Prompt Occupancy and Use.
------------  ------------------------

     Tenant will occupy the Premises upon the Commencement Date and thereafter continuously operate and conduct in 100% of the Premises during each hour of the entire Lease Term when Tenant is required under this Lease to be open for business the business permitted under Section 8.1 hereof, with a full staff and full stock of merchandise, using only such minor portions of the Premises for storage and office purposes as are reasonably required. Tenant shall not be required to use any mezzanine areas in the Premises. The parties agree that:
Landlord has relied upon Tenant's occupancy and operation in accordance with the foregoing provisions; because of the difficulty or impossibility of determining Landlord's damages which would result from Tenant's violation of such provisions, including but not limited to damages from loss of Percentage Rent from Tenant and other tenants, and diminished saleability, mortgageability and economic value, Landlord shall be entitled to liquidated damages if it elects to pursue such remedy; therefore for any day that Tenant does not fully comply with the provisions of this Section 8.2 the Minimum Annual Rent, prorated on a daily basis, shall be increased by 1/365th of the previous twenty-four (24) month average of Monthly Rent and Percentage Rent payable by Tenant, such increased sum representing the damages which the parties agree Landlord will suffer by Tenant's noncompliance. In addition to all other remedies, Landlord shall have the right to obtain specific performance by Tenant upon Tenant's failure to comply with the provisions of this Section 8.2. Tenant, upon ten (10) days prior written notice to Landlord, may close up to five (5) days per year.

Section 8.3.  Conduct of Business.
------------  -------------------

     Such business shall be conducted (a) under the name ST. JOHN KNITS or such
                                                         --------------
other name if adopted by a majority of Tenant's stores or such name of any other label now or hereafter owned by Tenant unless another name is previously approved in writing by the Landlord; and (b) in such manner as shall assure the transaction of a maximum volume of business in and at the Premises. Tenant's store shall be and remain open from 11:00 A.M. until 11:00 P.M. each day of the week.

Section 8.4.  Operation by Tenant.
-----------   -------------------

     Tenant covenants and agrees that it will: not place or maintain any merchandise, vending machines or other articles in any vestibule or entry of the Premises or outside the Premises; not permit any gaming or gaming devices in the Premises; store garbage, trash, rubbish and other refuse in rat-proof and insect-proof containers inside the Premises, and remove the same frequently and regularly and, if directed by Landlord, by such means and methods and at such times and intervals as are designated by Landlord, all at Tenant's expense: not permit any sound system audible, or objectionable advertising medium visible, outside the Premises; keep all mechanical equipment free of vibration and noise and in good working order and condition; not commit or permit waste or a nuisance upon the Premises; not permit or cause odors to emanate or be dispelled from the Premises; not solicit business in the Common Areas nor distribute advertising matter to, in or upon any Common Areas; not permit the loading or unloading or the parking or standing of delivery vehicles outside any area designated therefor, nor permit any use of vehicles which will interfere with the use of any Common Areas; comply with all laws, recommendations, ordinances, rules and regulations of governmental, public, private and other authorities and agencies (which do not require structural repairs unless due to Tenant's particular use of the Premises), including those with authority over insurance rates, with respect to the use or occupancy of the Premises, and including but not limited to the Williams-Steiger Occupational Safety and Health Act; light the show windows of the Premises and all signs each night of the year for not less than one (1) hour after the Premises is permitted to be closed; not permit any noxious, toxic or corrosive fuel or gas, dust, dirt or fly ash on the Premises; not place a load on any floor in the Center which exceeds the floor load per square foot which such floor was designed to carry.

Section 8.5.  Storage.
-----------   -------

     Tenant shall store in the Premises only merchandise which Tenant intends to sell at, in or from the Premises, within a reasonable time after receipt thereof, display props, additional store fixtures, and items necessary for the conduct of business.

Section 8.6.  Painting, Decorating, Displays, Alterations.
-----------   -------------------------------------------

     Tenant will not paint, decorate or change the architectural treatment of any part of the exterior of the Premises nor any part of the interior of the Premises visible from the exterior nor make any structural alterations, additions or changes in the Premises without Landlord's written approval thereto, and will promptly remove any paint, decoration, alteration, addition or changes applied or installed without Landlord's approval and restore the Premises to an acceptable condition or take such other action with respect thereto as Landlord directs, in the Premises except Tenant may, without the necessity of obtaining Landlord's consent, paint, remodel, redecorate or otherwise make non-structural changes to the interior of the Premises provided that the total cost of such painting, remodeling, redecorating of such other non-structural changes does not exceed $50,000.00 in any Lease Year.

     Tenant will install and maintain at all times, subject to the other provisions of this Section 8.6, merchandise displays in any show windows on the Premises; the arrangement, style, color and general appearance thereof and of displays in the interior of the Premises which are visible from the exterior, including, but not limited to, window displays, advertising matter, signs, merchandise and store fixtures, shall be maintained in keeping with the character and standards of the Center.

Section 8.7.  Other Operations.
-----------   ----------------

     If during the Lease Term Tenant directly or indirectly operates, manages or has any interest whatsoever in any other store or business operated for a purpose or business similar to or in competition with all or part of the business permitted under Section 8.1 hereof within a radius of fifteen (15) miles of the Center but excluding (a) sales in department stores, or (b) sales in outlet stores carrying different lines and names or merchandise from a prior season or year, or (c) sales of merchandise not then sold in the Premises, it will injure Landlord's ability and right to receive Percentage Rent (such ability and right being a major consideration for this Lease and the construction of the Center). Accordingly, if Tenant operates, manages or has such interest in any such store or business within such radius, 100% of all sales made from any such other store or business shall be included in the computation of Gross Sales for the purpose of determining Percentage Rent under this Lease as though said Gross Sales had actually been made at, in or from the Premises. Landlord shall have all rights of inspection of books and records with respect to such stores or businesses as it has with respect to the Premises; and Tenant shall furnish to Landlord such reports with respect to Gross Sales from such other store or business as it is herein required to furnish with respect to the Premises.

Section 8.8.  Emissions and Hazardous Materials.
-----------   ---------------------------------

     Tenant shall not, without the prior written consent of Landlord, cause or permit, knowingly or unknowingly, any Hazardous Material (hereinafter defined) to be brought or remain upon, kept, used, discharged, leaked, or emitted in or about, or treated at the Premises or the Center. As used in this Lease, "Hazardous Material(s)" shall mean any hazardous, toxic or radioactive substance, material, matter or waste which is or becomes regulated by any federal, state or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement, and shall include asbestos, petroleum products and the terms "Hazardous Substance" and "Hazardous Waste" as defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended 42 U.S.C. (S) 9601 et seq., ("CERCLA"), and the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S) 6901 et seq. ("RCRA") To obtain Landlord's consent, Tenant shall prepare an "Environmental Audit" for Landlord's review. Such Environmental Audit shall list: (1) the name(s) of each Hazardous Material and a Material Safety Data Sheet (MSDS) as required by the Occupational Safety and Health Act; (2) the volume proposed to be used, stored and/or treated at the Premises

(monthly); (3) the purpose of such Hazardous Material; (4) the proposed on-premises storage location(s); (5) the name(s) of the proposed off-premises disposal entity; and (6) an emergency preparedness plan in the event of a release. Additionally, the Environmental Audit shall include copies of all required federal, state, and local permits concerning or related to the proposed use, storage, or treatment of any Hazardous Material(s) at the Premises. Tenant shall submit a new Environmental Audit whenever it proposes to use, store or treat a new Hazardous Material at the Premises or when the volume of existing Hazardous Materials to be used, stored, or treated at the Premises expands by ten percent (10%) during any thirty (30) day period. If Landlord in its reasonable judgment finds the Environmental Audit acceptable, then Landlord shall deliver to Tenant Landlord's written consent. Notwithstanding such consent, Landlord may revoke its consent upon: (1) Tenant's failure to remain in full compliance with applicable environmental permits and/or any other requirements under any federal, state, or local law, ordinance, order, rule, regulation, code or any other governmental restriction or requirement (including but not limited to CERCLA and RCRA related to environmental safety, human health, or employee safety); (2) the Tenant's business operations pose or potentially pose a human health risk to other Tenants; or (3) the Tenant expands its use, storage, or treatment of any Hazardous Material(s) in a manner inconsistent with the safe operation of a shopping center. Should Landlord consent in writing to Tenant bringing, using, storing or treating any Hazardous Material(s) in or upon the Premises or the Center, Tenant shall strictly obey and adhere to any and all federal, state or local laws, ordinances, orders, rules, regulations, codes or any other governmental restrictions or requirements (including but not limited to CERCLA and RCRA which in any way regulate, govern or impact Tenant's possession, use, storage, treatment or disposal of said Hazardous Material(s)). In addition, Tenant represents and warrants to Landlord that (1) Tenant shall apply for and remain in compliance with any and all federal, state or local permits in regard to Hazardous Materials; (2) Tenant shall report to any and all applicable governmental authorities any release of reportable quantities of any Hazardous Material(s) as required by any and all federal, state or local laws, ordinances, orders, rules, regulations, codes or any other governmental restrictions or requirements; (3) Tenant, within five (5) days of receipt, shall send to Landlord a copy of any notice, order, inspection report, or other document issued by any governmental authority relevant to the Tenant's compliance status with environmental or health and safety laws; and (4) Tenant shall remove from the Premises all Hazardous Materials at the termination of this Lease.

     In addition to, and in no way limiting, Tenant's duties and obligations as set forth in Section 11.6 of this Lease, should Tenant breach any of its duties and obligations as set forth in this Section 8.8 of this Lease, or if the presence of any Hazardous Material(s) on the Premises results in contamination of the Premises, the Center, any land other than the Center, the atmosphere, or any water or waterway (including groundwater), or if contamination of the Premises or of the Center by any Hazardous Material(s) otherwise occurs for which Tenant is otherwise legally liable to Landlord for damages resulting therefrom, Tenant shall indemnify, save harmless and, at Landlord's option and with attorneys approved in writing by Landlord, defend Ground Lessor, Landlord, Owner of the Hotel Parcel, and their contractors, agents, employees, partners, officers, directors, and mortgagees, if any, from any and all claims, demands, damages, expenses, fees, costs, fines, penalties, suits, proceedings, actions, causes of action, and losses of any and every kind and nature (including, without limitation, diminution in value of the Premises or the Center, damages for the loss or restriction on use of the rentable or usable space or of any amenity of the Premises or the Center, damages arising from any adverse impact on marketing space in the Center, and sums paid in settlement of claims and for attorney's fees, consultant fees and expert fees, which may arise during or after the Lease Term or any extension thereof as a result of such contamination). This includes, without limitation, costs and expenses, incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of Hazardous Material(s) on or about the Premises or the Center, or because of the presence of Hazardous Material(s) anywhere else which came or otherwise emanated from Tenant or the Premises. Without limiting the foregoing, if the presence of any Hazardous Material(s) on or about the Premises or the Center caused or permitted by Tenant results in any contamination of the Premises or the Center, Tenant shall, at its sole expense, promptly take all actions and expense as are necessary to return the Premises and/or the Center to the condition existing prior to the introduction of any such Hazardous Material(s) to the Premises or the Center; provided, however, that Landlord's approval of such actions shall first be obtained in writing. Landlord represents and warrants that as of the effective date of this Lease Landlord has not caused any Hazardous Material to be brought, kept, used, discharged, leaked or emitted in or about or treated at the Premises or Shopping Complex, and Landlord agrees to indemnify Tenant against any loss or liability resulting from any breach of this warranty and representation. This representation and warranty shall be deemed repeated as true as of the "Commencement Date".

Section 8.9.   Sales and Dignified Use.
-----------    -----------------------

     No public or private auction or any fire, "going out of business," bankruptcy or similar sales or auctions shall be conducted in or from the Premises and the Premises shall not be used except in a dignified and ethical manner consistent with the general high standards of merchandising in the Center and not in a disreputable or immoral manner or in violation of national, state or local laws.

Section 8.10.  Gaming Authorities.
------------   ------------------

     If at any time (i) Tenant or any person associated in any way with Tenant is denied a license, found unsuitable, or is denied or otherwise unable to obtain any other Approval (as defined herein) with respect to the Premises, the Center or the Hotel by the Nevada Gaming Commission or any other agency or subdivision of the State of Nevada, the State of New Jersey or any other agency or subdivision thereof or any other government regulating gaming (collectively "Gaming Authorities"), is required by any Gaming Authority to apply for an Approval and does not apply within any required time limit, as the same may be extended by such Gaming Authority, withdraws any application for Approval other than upon a determination by the applicable Gaming Authority that such Approval is not required, and if the result of the foregoing has or would have an adverse effect on Landlord or Ground Lessor or any Affiliate (as defined herein) of Landlord or Ground Lessor or does or would materially delay obtaining any Approval; or (ii) any Gaming

Authority commences of threatens to commence any suit or proceeding against Landlord or Ground Lessor or any Affiliate of Landlord or Ground Lessor or to terminate or deny any Approval of Landlord or Ground Lessor or any Affiliate of Landlord or Ground Lessor as a result of Tenant or any person associated with Tenant (all of the foregoing events described in (i) and (ii) above are collectively referred to as a "Denial"), Landlord or Ground Lessor may terminate this Lease by written notice to Tenant; provided, however that if Landlord or Ground Lessor exercises its right to terminate this Lease pursuant to this Section solely as the result of an association of Tenant or any person associated with Tenant which is not the subject of a Denial, this Lease shall not terminate if Tenant ends such association within thirty (30) days of such notice of termination or within such longer period of time, if any, as the Gaming Authority gives for terminating such association. Tenant and all such persons associated with Tenant shall promptly, and in all events within any time limit established by law, regulation or such Gaming Authority, furnish each Gaming Authority any information requested by such Gaming Authority and shall otherwise fully cooperate with all Gaming Authorities. A person shall be deemed associated with Tenant if that person directly or indirectly owns any equity interest in Tenant, any equity interest in such person is directly or indirectly owned by Tenant, any equity interest in such person is directly or indirectly owned by a person directly or indirectly having any equity interest in Tenant (all of the foregoing are hereinafter referred to as "Tenant Affiliates"), such person is employed by Tenant or a Tenant Affiliate, is an officer, director or agent of Tenant or a Tenant Affiliate, has any contractual relationship with Tenant or a Tenant Affiliate, furnishes services or property to Tenant or a Tenant Affiliate, or has the power to exercise a significant influence over Tenant or a Tenant Affiliate. Tenant represents to Landlord that neither Tenant, nor, to the best of Tenant's knowledge, any person associated with Tenant, is unwilling to file all necessary applications to obtain whatever Approvals may be required of such persons in connection with this lease. To the best of Tenant's knowledge, neither Tenant nor any person associated with Tenant has ever engaged in any conduct or practices which any of the foregoing persons should reasonably believe would cause such person or entity to be denied any Approval. The term "Affiliate" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person or any officer, director, trustee or general partner of either of such persons. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise. "Approval" means any license, finding of suitability or any other approval or permit by or from the Gaming Authorities. Tenant is aware that Ground Lessor has the right to terminate the Ground Lease should any matter occur with respect to Landlord which would permit the Ground Lessor or Landlord to terminate this Lease pursuant to this Section 8.10 if such matter occurred with respect to Tenant.

Section 8.11.  Entertainment Uses.
-------------  ------------------

     In the event that Tenant or any subtenant in the Center presents entertainment covered by the Labor Agreement between the Hotel and the International Alliance of Theatrical Stage Employees and Moving Picture Machine Operators of the United States and Canada, Local 720, Las Vegas, Nevada ("Labor Agreement") or the Center is determined to be covered by the Labor Agreement, for any activity presented by or on behalf of Tenant or any subtenant in the Center, Tenant shall, and shall require any such subtenants to, comply with all wages, benefits, terms and conditions of employment contained in the Labor Agreement that may be imposed upon Tenant and its subtenants, by virtue of the Labor Agreement. . Nothing in this Section 8.11 shall be deemed to permit Tenant or any subtenant to present any entertainment except as specifically otherwise permitted in this Lease. Nothing herein shall be deemed to imply that the parties hereto believe that the Labor Agreement is applicable to the Center.

                                   ARTICLE IX
                                   ------- --

                         MAINTENANCE OF LEASED PREMISES
                         ------------------------------

Section 9.1.  Maintenance by Landlord.
------------  -----------------------

     Landlord shall keep or cause to be kept the foundations, roof and structural portions of the walls of the Premises in good order, repair and condition except for damage thereto due to the acts or omissions of Tenant, its agents, employees or invitees. Landlord shall commence required repairs as soon as reasonably practicable after receiving written notice from Tenant thereof. This Section 9.1 shall not apply in case of damage or destruction by fire or other casualty or condemnation or eminent domain, in which events the obligations of Landlord shall be controlled by Article XVI and XVII. Except as provided in this Section 9.1 Landlord shall not be obligated to make repairs, replacements or improvements of any kind upon the Premises, or to any equipment, merchandise, stock in trade, facilities or fixtures therein, all of which shall be Tenant's responsibility, but Tenant shall give Landlord prompt written notice of any accident, casualty, damage or other similar occurrence in or to the Premises or the Common Areas of which Tenant has knowledge.

Section 9.2.  Maintenance by Tenant.
------------  ---------------------

     Tenant shall at all times keep the Premises (including all entrances and vestibules) and all partitions, window and window frames and mouldings, glass, store fronts, doors, door openers, fixtures, equipment and appurtenances thereof (including lighting, heating, electrical, plumbing, ventilating and air conditioning fixtures and systems and other mechanical equipment and appurtenances serving the Premises) and all parts of the Premises, and parts of Tenant's Work not on the Premises, not required herein to be maintained by Landlord, in good order, condition and repair and clean, orderly, sanitary and safe, damage by unavoidable casualty excepted, (including but not limited to doing such things as are necessary to cause the Premises to comply with applicable laws, ordinances, rules, regulations and orders of governmental and public bodies and agencies (not requiring structural repairs unless due to Tenant's particular use of the Premises), such as but not limited to the Williams-Steiger Occupational Safety and Health Act). If replacement of equipment, fixtures and appurtenances thereto is necessary, Tenant shall replace the same with new or completely reconditioned equipment, fixtures and appurtenances, and repair all damages done in or by such replacement. If Tenant fails to perform its obligations hereunder, Landlord without notice may, but shall not be obligated to, perform Tenant's obligations or perform work resulting from Tenant's acts, actions or omissions and add the cost of the same to the next installment of Minimum Monthly Rent due hereunder to be repaid in full.

Section 9.3.   Surrender of Premises.
-----------    ---------------------
     At the expiration or earlier termination of the Lease Term, Tenant shall surrender the Premises in the same condition as they were required to be in on the Required Completion Date, reasonable wear and tear and damage by unavoidable casualty excepted, and deliver all keys for, and all combinations on locks, safes and vaults in, the Premises to Landlord at Landlord's notice address as specified in Section 24.7 or, at Landlord's option, to the office of the Center's general manager.

                                   ARTICLE X
                                   ---------

                SIGNS, AWNINGS, CANOPIES, FIXTURES, ALTERATIONS
                -----------------------------------------------

Section 10.1.  Fixtures.     INTENTIONALLY DELETED.
------------   --------

Section 10.2.  Removal and Restoration by Tenant.
------------   ---------------------------------
     All alterations, changes and additions and all improvements, including leasehold improvements, made by Tenant, or made by Landlord on Tenant's behalf, whether part of Tenant's Work or not and whether or not paid for wholly or in part by Landlord, shall remain Tenant's property for the Lease Term. Any alterations, changes, additions and improvements shall immediately upon the termination of this Lease become Landlord's property, be considered part of the Premises, and not be removed at or prior to the end of the Lease Term without Landlord's written consent. If Tenant fails to remove any shelving, decorations, equipment, trade fixtures or personal property from the Premises prior to the end of the Lease Term, AND IF TENANT FAILS TO DO SO they shall become Landlord's property and Tenant shall repair or pay for the repair of any damage done to the Premises resulting from removing same but not for painting or redecorating the Premises.

Section 10.3.  Tenant's Liens.
------------   --------------
     A. Tenant shall not suffer any mechanics' or materialmen's lien to be filed against the Premises or the Center by reason of work, labor, services or materials performed or furnished to Tenant or anyone holding any part of the Premises under Tenant. Tenant agrees that it will make full and prompt payment of all sums necessary to pay for the costs of all repairs and permitted alterations, improvements, changes and other work done by or for the benefit of Tenant in or to the Premises and further agrees to indemnify and save harmless Landlord from and against any and all costs and liabilities incurred by Landlord against any and all construction, mechanics', materialmen's laborers' and other statutory or common law liens arising out of or from such work, or the cost thereof, which may be asserted, claimed or charged against all or any part of the Premises or the Center. Notwithstanding anything to the contrary set forth in this Lease, the interest of Landlord in all or any part of the Premises or the Center shall not be subject to any liens of any kind for improvements or work made or done by or at the instance, or for the benefit, of Tenant improvements or work made or done by or at the instance, or for the benefit, of Tenant whether or not the same shall be made or done by or at the permission or by agreement between Tenant and Landlord, and it is agreed that in no event shall Landlord, or the interest of Landlord in the Premises or the Center, or any portion thereof, be liable for or subjected to construction, mechanics', materialmen's, laborers' or other statutory or common law liens for improvements or work made or done by or at the instance of Tenant, or concerning which Tenant is responsible for payment under the terms hereof or otherwise, and all persons dealing with or contracting with Tenant or any contractor of Tenant are hereby put on notice of these provisions. In the event any notice, claim or lien shall be asserted or recorded against the interest of Landlord in the Premises or the Center, or any portion thereof, on the account of or extending from any improvement or work made or done by or at the instance, or for the benefit, of Tenant, or any person claiming by, through or under Tenant, or from any improvement or work the cost of which is the responsibility of Tenant, then Tenant agrees to have such notice, claim or lien canceled, discharged, BONDED OVER, released or transferred to other security in accordance with applicable Nevada statutes within THIRTY (30) days after notice OF THE FILING THEREOF to Tenant by Landlord, and in the event Tenant fails to do so, Tenant shall be considered in default under this Lease with like effect as if Tenant shall have failed to pay an installment of rent when due and within any applicable grace period provided for the payment thereof. In the event of Tenant's failure to release of record any such lien within the aforesaid period, Landlord may remove said lien by paying the full amount thereof or by bonding or in any other manner Landlord deems appropriate, without investigating the validity thereof, and irrespective of the fact that Tenant may contest the propriety or the amount thereof, and Tenant, upon demand, shall pay Landlord the amount so paid out by Landlord in connection with the discharge of said lien, together with interest thereon at the rate set forth in Section 4.2 herein and reasonable expenses incurred in connection therewith, including reasonable attorneys' fees, which amounts are due and payable to Landlord as additional rent on the first day of the next following month. Nothing contained in this lease shall be construed as a consent on the part of Landlord to subject Landlord's estate in the Premises to any lien or liability under the lien laws of the State of Nevada. Tenant's obligations to observe and perform any of the provisions of this Section 10.3 shall survive the expiration of the Lease Term or the earlier termination of this Lease.

     B. Tenant shall not create or suffer to be created a security interest or other lien against any improvements, additions or other construction made by Tenant in or to the Premises or against any equipment or fixtures installed by Tenant therein (other than Tenant's property), and should any security interest be created in breach of the foregoing, Landlord shall be entitled to discharge the same by exercising the rights and remedies afforded it under paragraph A of this Section.

     C. Upon Tenant's opening in the Premises, Tenant shall furnish to Landlord lien waivers from the general contractor, sub-contractors and materialmen who provided work, labor, services or material to Tenant in excess of $7500.00.

                                   ARTICLE XI
                                   ----------

                                   INSURANCE
                                   ---------

Section 11.1.  By Landlord.
-------------  -----------

     Landlord shall carry public liability insurance on those portions of the Common Areas included in the Center providing coverage of not less than $5,000,000.00 against liability for bodily injury including death and personal injury for any one (1) occurrence and $1,000,000.00 property damage insurance, or combined single limit insurance in the amount of $5,000,000.00.

     Landlord shall also carry insurance for fire, extended coverage, vandalism, malicious mischief and other endorsements deemed advisable by Landlord, insuring all improvements on the Center, including the Premises and all leasehold improvements thereon and appurtenances thereto (excluding Tenant's merchandise, trade fixtures, furnishings, equipment, personal property and excluding plate glass) with full replacement cost endorsement with such deductibles as Landlord deems advisable, such insurance coverage to include improvements provided by Tenant as set forth in Exhibit "C" and "C-2" as Tenant's Work (excluding wall covering, floor covering, carpeting and drapes) and Landlord's Work as defined in Exhibit "C"; Tenant agrees to pay Landlord, as additional rent, the lesser of
(a) Tenant's pro rata share per year of the actual cost of Landlord's insurance premiums for the insurance described above or (b) thirty cents (3Oc) per year
                                                  ------------------
for each square foot of Store Floor Area payable in equal installments on the first day of every calendar month during the Lease Term, as Tenant's share of the cost of the premiums for such insurance described above in this sentence. At the end of the first Partial Lease Year and each Lease Year thereafter, the amount thus to be paid by Tenant shall be adjusted upward or downward in direct ratio to the increase or decrease in the cost of the premiums paid by Landlord for such insurance coverage.

Section 11.2.  By Tenant.
-------------  ---------

     Tenant agrees to carry public liability insurance on the Premises during the Lease Term, covering the Tenant and naming the Landlord, Ground Lessor and Owner of the Hotel Parcel as an additional named insured with terms and companies satisfactory to Landlord, for limits of not less than $5,000,000.00 for bodily injury, including death, and personal injury for any one (1) occurrence, $1,000,000.00 property damage insurance or a combined single limit of $5,000,000.00. Tenant's insurance will include contractual liability coverage recognizing this Lease, products and completed operations liability and providing that Landlord and Tenant shall be given a minimum of thirty (30) days written notice by the insurance company prior to cancellation, termination or change in such insurance. Tenant also agrees to carry insurance against fire and such other risks as are from time to time required by Landlord, including, but not limited to, a standard "All-Risk" policy of property insurance protecting against all risk of physical loss or damage, including without limitation, sprinkler leakage coverage and plate glass insurance covering all plate glass in the Premises (including store fronts), in amounts not less than the actual replacement cost, covering all of Tenant's merchandise, trade fixtures, furnishing, wall covering, floor covering, carpeting, drapes, equipment and all items of personal property of Tenant located on or within the Premises. Tenant may self-insure for any loss or damage of the type covered by standard all risk insurance with respect to Tenant's property described in the preceding sentence, provided that the net worth of Tenant, or Tenant's parent is never less than $8,000,000.00. Tenant shall provide Landlord with certificates or, at Landlord's request, copies of the policies, evidencing that such insurance is in full force and effect and stating the terms thereof. The minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Tenant's liability under Section 11.6 hereof and shall be subject to increase every fifth (5th) year based on customary amounts of liability insurance then maintained by tenants in the Las Vegas metropolitan area at any time, and from time to time. Within ten (10) days after demand therefor by Landlord, Tenant shall furnish Landlord with evidence that it has complied with such demand.

     Notwithstanding anything to the contrary contained within this Lease, Tenant's obligation to carry the insurance provided herein may be maintained by Tenant under a blanket policy or policies provided, however, that Landlord shall be named as an additional named insured thereunder as its interest may appear and that the minimum amount of total insurance afforded by such blanket policy which shall be allocable to the Premises shall be no less than the amounts of insurance required by this Section 11.2 and the protection afforded to Landlord under such policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Premises.

Section 11.3.  Mutual Waiver of Subrogation Rights.
-------------  ---------------- ------------------

     Landlord and Tenant and all parties claiming under them mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by insurance on the Premises or in connection with property on or activities conducted on the Premises to the extent of such insurance coverage or required coverage, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof to the extent of such insurance coverage or required coverage and evidence such waiver by endorsement to the required insurance policies, provided that such release shall not operate in any case where the effect is to invalidate or increase the cost of such insurance coverage (provided, that in the case of increased cost the other party shall have the right, within thirty (30) days following written notice, to pay such increased cost, thereby keeping such release and waiver in full force and effect).

Section 11.4.  Waiver.
-------------  ------

      Unless caused by the negligence of Landlord, its agents or employees, or the failure of Landlord to comply with any of its contractual obligations under this Lease, Landlord, its agents and employees, shall not be liable for, and Tenant waives all claims for, damage, including but not limited to consequential damages, to person, property or otherwise, sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon any part of the Center including, but not limited to, claims for damage resulting from: (a) any equipment or appurtenances becoming out of repair; (b) Landlord's failure to keep any part of the Center in repair; (c) injury done or caused by wind, water, or other natural element; (d) any defect in or failure of plumbing, heating or air conditioning equipment, electric wiring or installation thereof, gas, water, and steam pipes, stairs, porches, railings or walks; (e) broken glass; (f) the backing up of any sewer pipe or downspout; (g) the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about the Premises; (h) the escape of steam or hot water; (i) water, snow or ice upon the Premises; (1) the falling of any fixture, plaster or stucco; (k) damage to or loss by theft or otherwise of property of Tenant or others; (1) acts or omissions of persons in the Premises, other tenants in the Center, occupants of nearby properties, or any other persons; and (m) any act or omission of owners or occupants or occupants of adjacent or contiguous property, or of Landlord, its agents or employees. All property of Tenant kept in the Premises shall be so kept at Tenant's risk only and Tenant shall save Landlord harmless from claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless caused by the negligence of Landlord, its agents or employees.

Section 11.5.  Insurance - Tenant's Operation.
-------------  ------------------------------

     Tenant will not do or suffer to be done anything which will contravene Landlord's insurance policies or prevent Landlord from procuring such policies in amounts and companies selected by Landlord. If anything done, omitted to be done or suffered to be done by Tenant in, upon or about the Premises other than that which is permitted to be done hereunder, shall cause the rates of any insurance effected or carried by Landlord on the Premises or other property to be increased beyond the regular rate from time to time applicable to the Premises, Tenant will pay the amount of such increase promptly upon Landlord's demand and Landlord shall have the right to correct any such condition at Tenant's expense. In the event that this Lease so permits and Tenant engages in the preparation of food or packaged foods or engages in the use, sale or storage of inflammable or combustible material, Tenant shall install chemical extinguishing devices (such as ansul) approved by Underwriters Laboratories and Factory Mutual Insurance Company and the installation thereof must be approved by the appropriate local authority. Tenant shall keep such devices under service as required by such organizations. If gas is used in the Premises, Tenant shall install gas cut-off devices (manual and automatic).

Section 11.6.  Indemnification.
------- -----  ---------------

     Tenant shall save harmless, indemnify (to the maximum extent permitted by law), and at such indemnitee's option, defend Landlord, Ground Lessor, Owner of the Hotel Parcel and their respective agents and employees, and mortgagees, if any, from and against any and all liability, liens, claims, demands, damages, expenses, fees (including attorneys' fees), costs, fines, penalties, suits, proceedings, actions and causes of action of any and every kind and nature arising or growing out of or in any way connected with Tenant's use, occupancy, management or control of the Premises or Tenant's operations, conduct or activities in the Center, unless due to the negligence of any of the aforementioned parties, its agents or employees.

                                  ARTICLE XII
                                  ------- ---

                OFFSET STATEMENT, ATTORNMENT SUBORDINATION
                ------------------------------------------

Section 12.1.  Offset Statement.
-------------  ----------------

     Within ten (10) days after Landlord's written request Tenant shall deliver, executed in recordable form a declaration to any person designated by Landlord
(a) ratifying this Lease; (b) stating the commencement and termination dates; and (c) certifying (i) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated), (ii) that all conditions under this Lease to be performed by Landlord have been satisfied (stating exceptions, if any), (iii) that no defenses or offsets against the enforcement of this Lease by Landlord exist (or stating those claimed): (iv) as to advance rent, if any, paid by Tenant, (v) the date to which rent has been paid, (vi) as to the amount of security deposited with Landlord, and such other information as Landlord reasonably requires. Persons receiving such statements shall be entitled to rely upon them. Upon request, Tenant shall be entitled to a reciprocal statement.

Section 12.2.  Attornment.
-------------  ----------

     A. Tenant shall, in the event of a sale or assignment of Landlord's interest in the Premises or the building in which the Premises is located or this Lease or the Center, or if the Premises or such building comes into the hands of a mortgagee or any other person whether because of a mortgage foreclosure, exercise of a power of sale under a mortgage, or otherwise, attorn to the purchaser or such mortgagee or other person and recognize the same as Landlord hereunder. Tenant shall execute, at Landlord's request, any attornment agreement required by any mortgagee or other such person to be executed, containing such provisions as such mortgagee or other person requires.

     B. In the event of a termination of the Ground Lease prior to the expiration of the Lease Term (other than upon a termination by reason of condemnation or the election of Landlord to terminate and not reconstruct as provided in Article XVI hereof except a termination of the Ground Lease as a result of condemnation or casualty and the election of Ground Lessor to recognize this Lease), Tenant shall attorn to Ground Lessor or its successors or assigns and then, provided that Tenant has so attorned, except as otherwise provided herein, Ground Lessor shall recognize the attornment of Tenant and thereby allow the continuation of this Lease in effect on the same terms and conditions as set forth herein, but as a direct lease, subject to the payment, when due, of all rentals payable for any period after termination of the Ground Lease and compliance on the part of Tenant with each and every term and condition of this Lease; provided however, that this Lease shall be in compliance with the provisions of Section 12.8 of the Ground Lease and otherwise permitted thereunder. Notwithstanding anything to the contrary contained herein:
(i) Ground Lessor shall not be required to recognize the attornment of any tenant of the Shopping Complex under a lease not on an arm's length basis; (ii) Ground Lessor shall not be liable or subject to offset for any matter accruing prior to termination of the Ground Lease, (iii) Ground Lessor shall not be required to recognize any prepaid rent, security deposits or other items except to the extent actually received by Ground Lessor and in any event, not more than one (1) month's rent, plus the Security Deposit, if any, not to exceed two (2) months' rent, theretofore actually prepaid by Tenant to Landlord. Within ten
(10) days of any demand therefor by Ground Lessor, if Tenant is entitled to have this Lease recognized by Ground Lessor, then Tenant will execute and deliver to Ground Lessor and/or its designee, a recordable certificate stating that Tenant has attorned to Ground Lessor, that attached thereto is a true, complete and correct copy of this Lease, that this Lease is unmodified and in full force and effect, such defenses or offsets as may be claimed by Tenant, if any, the date to which all rentals have been paid, and such other information concerning this Lease, the Premises and Tenant as Ground Lessor or its designee may request. Ground Lessor's recognition of Tenant's attornment shall be conditioned upon Tenant's compliance with all of the terms, covenants and conditions of this
Section 12.2. In the event that this Lease does not comply with the standards herein for automatic recognition by Ground Lessor of Tenant's attornment, then such attornment may be terminated by Ground Lessor without cause upon ninety
(90) days written notice given at any time after the date of the termination of the Ground Lease.

Section 12.3.  Subordination.
-------------  -------------

     A.   Mortgage.  This Lease shall be secondary, junior and inferior at all
          --------
times to the lien of any mortgage and to the lien of any deed of trust or other method of financing or refinancing (hereinafter collectively referred to as "mortgage") now or hereafter existing against all or a part of the Center, and to all renewals, modifications, replacements, consolidations and extensions thereof, and Tenant shall execute and deliver all documents requested by any mortgagee or security holder to effect such subordination, provided the mortgagee or security holder agrees in writing that if Landlord defaults under the mortgage, said mortgagee or security holder shall not disturb Tenant's possession while Tenant is not in default hereunder. If Tenant fails to execute and deliver any such document requested by a mortgagee or security holder to effect such subordination, Landlord is hereby authorized to execute such documents and take such other steps as are necessary to effect such subordination on behalf of Tenant as Tenant's duly authorized irrevocable agent and attorney-in-fact. If Landlord is unable to obtain a non-disturbance agreement for Tenant on or before the date Landlord delivers possession of the Premises to Tenant, then Tenant shall have the right, within thirty (30) days after such delivery date, to terminate this Lease.

     B.  Construction, Operation and Reciprocal Easement Agreements. This
         ----------------------------------------------------------
Lease is subject and subordinate to one (1) or more construction, operation, reciprocal easement or similar agreements (hereinafter referred to as "Operating Agreements") including but not limited to the REA entered into or hereafter to be entered into between Landlord and other owners or lessees of real estate (including but not limited to owners and operators of department stores) within or near the Center (which Operating Agreements have been or will be recorded in the official records of the County wherein the Center is located) and to any and all easements and easement agreements which may be or have been entered into with or granted to any persons heretofore or hereafter, whether such persons are located within or upon the Center or not, and Tenant shall execute such instruments as Landlord requests to evidence such subordination.

Section 12.4.  Ground Lease.
-------------  ------------

     Tenant acknowledges and agrees that this Lease is subject to the terms of the Ground Lease, including, but not limited to, Section 5 with respect to the use of the Center and in particular, Section 5.11 dealing with competing businesses and Section 5.15 dealing with gaming. Tenant further agrees to comply with and be bound by all of the terms, covenants and conditions of the Ground Lease and in the event of any conflict between the terms and conditions of this Lease on the one hand and those of the Ground Lease on the other, the terms and conditions of the Ground Lease shall control. Landlord represents that the terms of this Lease are not in conflict with the terms of the Ground Lease.

Section 12.5.  Failure to Execute Instruments.
-------------  ------------------------------

     Tenant's failure to execute instruments or certificates provided for in this Article XII within fifteen (15) days after the mailing by Landlord of a written request shall be a default under this Lease.

                                  ARTICLE XIII
                                  -----------

                     ASSIGNMENT, SUBLETTING AND CONCESSIONS
                     --------------------------------------

 Section 13.1. Consent Required.
-------------  ----------------

     Tenant shall not sell, assign, this Lease or any interest therein, nor sublet all or any part of the Premises, nor license concessions nor lease departments therein, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed. Consent by Landlord to any assignment or subletting shall not waive the necessity for consent to any subsequent assignment or subletting. This prohibition shall include a prohibition against any subletting or assignment by operation of law. If this Lease is assigned or the Premises or any part sublet or occupied by anybody other than Tenant, Landlord may collect rent from the unauthorized assignee, subtenant or occupant and apply the same to the rent herein reserved, but no such assignment, subletting, occupancy or collection of rent shall be deemed a waiver of any restrictive covenant contained in this Section 13.1 or the acceptance of the unauthorized assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of any covenants on the part of Tenant herein contained. Any assignment (a) as to which Landlord has consented; or (b) which is required by reason of a final nonappealable order of a court of competent jurisdiction; or (c) which is made by reason of and in accordance with the provisions of any law or statute, including, without limitation, the laws governing bankruptcy, insolvency or receivership shall be subject to all terms and conditions of this Lease, and shall not be effective or deemed valid unless, at the time of such assignment:

      1. Each assignee or sublessee shall agree, in a written agreement reasonably satisfactory to Landlord, to assume and abide by all of the terms and provisions of this Lease except Tenant may propose another "high end" use (other than the uses set forth in Section 8.1 or 8.3) to which Landlord will not unreasonably withhold or delay its consent; and

     2. Each assignee or sublessee has submitted a current financial statement, audited by a certified public accountant, showing a net worth and working capital in amounts determined by Landlord to be reasonably sufficient to assure the future performance by such assignee or sublessee of Tenant's obligations hereunder; and

     3. Each assignee or sublessee has submitted, in writing, evidence reasonably satisfactory to Landlord of substantial retailing experience in shopping centers of comparable size to the Center and in the sale of merchandise and services permitted under Article VIII of this Lease; and

     4. The business reputation of each assignee or sublessee shall meet or exceed generally acceptable commercial standards; and

     5. The use of the Premises by each assignee or sublessee shall not violate, or create any potential violation of applicable laws, codes or ordinances, nor violate any other agreements affecting the Premises, Landlord or other tenants in the Center.

     6. Tenant shall pay Landlord an Assignment Fee as reimbursement to Landlord for administrative and legal expenses incurred by Landlord in connection with any assignment or subletting. The Assignment Fee initially will be One Thousand and 00/100 Dollars ($1,000.00) and shall increase by One Hundred and 00/100 Dollars ($100.00) at the end of each full Lease Year of the Lease Term.

     In the event of any assignment or subletting as provided above, there shall be paid to Landlord, in addition to the Minimum Annual Rent and other charges due Landlord pursuant to this Lease, such additional consideration as shall be attributable to the right of use and occupancy of the Premises, whenever the same is receivable by Tenant, together with, as additional rent, fifty percent (50%) of the excess, if any, of the rent and other charges payable by the assignee or sublessee over the Minimum Annual Rent and other charges payable under the Lease to Landlord by Tenant pursuant to this Lease after Tenant has recouped all its expenses in connection therewith e.g. attorneys fees, brokerage fees, advertising expenses, alterations and the unamortized value of Tenant's leasehold improvements. Such additional rent shall be paid to Landlord concurrently with the payments of Minimum Annual Rent required under this Lease, and Tenant shall remain primarily liable for such payments. Notwithstanding any assignment or subletting, Tenant shall remain fully liable on this Lease and for the performance of all terms, covenants and provisions of this Lease.

     Neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the Premises shall enter into any lease, sublease, license, concession, assignment or other agreement for use, occupancy or utilization for space in the Premises which provides for rental or other payment for such use, occupancy, or utilization based in whole or in part on the net income or profits derived by any person from the party leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such proposed lease, sublease, license, concession, assignment or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the Premises.

Section 13.2.  Change in Ownership.
-------------  -------------------

     If Tenant or the guarantor of this Lease, if any, is a corporation the stock of which is not traded on any national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or over the counter, then the following shall constitute an assignment of this Lease for all purposes of this
Article XIII: the sale, issuance, or transfer, cumulatively or in one transaction, of any voting stock, by Tenant or the guarantor of this Lease or the stockholders of record of either as of the date of this Lease, which results in a change in the voting control of Tenant or the guarantor of this Lease, except any such transfer by inheritance or testamentary disposition. If Tenant or the guarantor of this Lease, if any, is a joint venture, partnership or other association, then for all purposes of this Article XIII, the sale, issuance or transfer, cumulatively or in one transaction, of either voting control or of a twenty-five percent (25%) interest, or the termination of any joint venture, partnership or other association, shall constitute an assignment, except any such transfer by inheritance or testamentary disposition.

     Notwithstanding anything to the contrary contained in this Article XIII, Tenant shall have the right, without the necessity of obtaining Landlord's consent, and without the following being deemed an assignment under this

Article (a) to make a public offering of the stock of Tenant or of any company which directly or indirectly controls Tenant (b) to effect a merger, consolidation or reorganization of Tenant and another corporation provided that the surviving corporation has a net worth at least equal to Tenant's net worth immediately prior to such merger, consolidation or reorganization.

Section 13.3.  Restrictions on Assignment.
-------------  --------------------------

     Notwithstanding anything to the contrary contained herein in no event may Tenant assign this Lease or allow the Premises to be used for the purpose of a jewelry store (which includes any jewelry department with greater than 300 square feet of sales area), a Cartier store or a service establishment other than a bank, shoe repair, travel agency, real estate agency or insurance agency.

     Notwithstanding anything to the contrary contained herein, any assignment or sublease of the Premises for the purpose of any restaurant other than a Signature Restaurant (as defined herein) or a restaurant currently operated on the Premises and permitted pursuant to the terms of this Lease shall be subject to Ground Lessor's right of first negotiation contained in Section 5.13 of the Ground Lease and shall not be effective without Landlord's and Ground Lessor's prior written approval. A "Signature Restaurant" means a restaurant other than a "fast food" chain, that is unique and/or not practicably capable of being duplicated because of: (i) its existing highly favorable reputation; (ii) the highly favorable reputation in the restaurant community of its chef, (iii) the highly favorable reputation of the restaurant developer with either the restaurant community or with a reasonably sophisticated public; or (iv) a combination of elements that together would beneficially complement the aura of the Center.

Section 13.4.  Right of Recapture.
------------   ------------------

     Tenant shall notify Landlord in writing (the "Availability Notice") if Tenant wishes to assign this Lease or sublease all or any portion of the Premises which Availability Notice shall contain, among other things, the date Tenant anticipates that the assignment or sublease will take effect. If Tenant does not give Landlord the Availability Notice before delivering a transfer notice (a ""Transfer Notice"), the Transfer Notice shall also be the Availability Notice. Landlord shall have the option, by written notice to Tenant (the "Recapture Notice") given within ten (10) business days after receiving any Availability Notice, to recapture the applicable portion of the Premises. A timely Recapture Notice terminates this Lease and Tenant's obligations regarding the recaptured portion of the Premises for the remaining term of this Lease as of the date specified in the Availability Notice except for Tenant's obligations incurred prior to the date specified in the Availability Notice. The Recapture Notice shall be void, however, if Tenant notifies Landlord, within ten (10) business days after receipt of the Recapture Notice, that Tenant withdraws the Availability Notice or Transfer Notice. If Landlord declines or fails timely to elect to recapture as provided above, Landlord shall have no right to recapture the Premises unless Landlord receives a new Availability Notice, which new Availability Notice shall be required if Tenant has failed to consummate an assignment or sublease within a period of ninety (90) days from the date specified in the prior Availability Notice. Either party may require written confirmation of the amendments to this Lease necessitated by Landlord's recapture.

     If Landlord terminates this Lease as to only a portion of the Premises pursuant to this Section 13.4, then the Minimum Annual Rent and additional rent shall be adjusted by Landlord in proportion to the area of the Premises affected by such partial termination. If Landlord exercises any its rights under this
Section 13.4, Landlord may thereafter lease the Premises or any portion thereof to Tenant's proposed assignee or subtenant, as the case may be, without any liability to Tenant. Landlord's rights under this Section 13.4 shall apply to any further subletting or assignment notwithstanding Landlord's consent to any proposed assignment or sublease. If Tenant subleases or assigns any interest in the Premises without the consent of Landlord as required herein, Landlord shall be entitled, without waiving any of Landlord's other rights or remedies hereunder, to all economic consideration received by Tenant as a result thereof.

                                  ARTICLE XIV
                                  ------- ---

                         MARKETING FUND AND ADVERTISING
                         ------------------------------

Section 14.1.  Provisions Relating to Marketing Fund.  INTENTIONALLY DELETED.
-------------  --------------------------------------

Section 14.2.  Advertising.  INTENTIONALLY DELETED.
------- -----  ------------

Section 14.3.  Media Fund.
------- -----  ----------

     Landlord may, at its option, create and maintain a Media Fund, the exclusive purpose of which shall be to pay all costs and expenses associated with the purchase of electronic, print or outdoor advertising for the promotion of the Center. In the event Landlord does create and maintain the Media Fund, Tenant agrees to contribute to such Fund, beginning upon the later to occur of
(a) the Commencement Date or (b) the date the Media Fund is created, a sum equal to the greater of (a) $3.00 per square foot of Store Floor Area or (b)
                      -----
$2,000.00, during each calendar year of the Lease Term (hereinafter referred to as "Media Fund Charge"), payable in equal monthly installments, in advance, on the first day of each and every month (pro rated for partial months).

     The Media Fund Charge shall be adjusted annually by a percentage equal to the percentage increase or decrease in the electronic, print and outdoor advertising rates of the media used for advertising and promotions in the preceding calendar year in the media market in which the Center is located, provided, however that said charge shall not be less than as originally set forth herein. Within ninety (90) days following the close of each calendar year. Landlord shall furnish Tenant a statement for the preceding calendar year showing the amounts expended by Landlord for media advertising. Landlord shall obtain Tenant's consent (which may be withheld in its sole and absolute discretion) before using Tenant's trade name and a brief description of Tenant's business in connection with any media advertising purchased pursuant to this Section.

Section 14.4.  Promotion.
-------------  ----------

     Tenant shall refer to the Center under the name "(The) Forum at Caesars" or "Forum Shops at Caesars" as Landlord may elect (the "Name", except that should Ground Lessor or any Affiliate or Ground Lessor delete the word "Caesars" from the name of the Hotel, the new name of the Hotel shall be substituted for "Caesars" in the Name) in designating the location of the Premises in all newspaper and other advertising and in all other references to the location of the Premises, and list this location first in such advertising and include in all its newspaper advertising during the thirty (30) day period prior to the Commencement Date the designation in bold type that the Tenant is opening for business in the Center. Notwithstanding anything to the contrary contained herein, Tenant may not use the name, picture or representation of the Hotel, except that, to the extent that Ground Lessor has permitted the name of the Hotel to be used as part of the Name, such name shall be used in referring to the Center. The rights granted herein to the Name do not include the right to use any of the "Caesars" trademarks and/or service marks, including but not limited to "Caesars Palace," nor shall Tenant be permitted to use the Name in any manner other than as the name and address of the Center. In particular, but not by way of limitation, Tenant shall not have the right to use the Name to market or make any product that has the Name on the product. The Caesar's logo style, illustrated in Exhibit F attached hereto and made a part hereof, shall be used by Tenant whenever Tenant is entitled to use the Name hereunder, except that, when the Name is being used solely as an address, another style may be used. However, the Greco-Roman style of such logo shall not otherwise be used by Tenant except as part of the Name. All signage and literature of or on behalf of Tenant using the Name shall be submitted to Landlord and Ground Lessor for their prior written approval as to form and content, such approval to be at the reasonable discretion of Landlord and Ground Lessor. Landlord and Ground Lessor shall either approve such usage or provide the reasons for disapproval within twenty (20) days of such submission. Landlord's and Ground Lessor's failure to disapprove within such twenty (20) day period shall be deemed approval. Neither Landlord nor Ground Lessor makes any representation of any kind and gives no warranty of any kind, express or implied, as to the right of Tenant to use the Name or any portion thereof. It is expressly agreed and understood by the parties hereto that any claim by any third party regarding the Name shall be the sole and complete responsibility of Tenant and neither Landlord nor Ground Lessor shall have any obligation of any kind, including, but not limited to, any obligation to defend Tenant or to assist Tenant in its defense of any action with said third party. Further, Tenant shall have no rights to register the Name or take any action against third parties regarding an alleged infringement of the Name or any part thereof. The rights granted to Tenant pursuant to this
Section 14.4 shall terminate upon termination of the Ground Lease, the expiration of the Lease Term or the earlier termination for breach of this Lease or Landlord's cessation of the use of the Name or termination of Landlord's right to use the Name as provided in the Ground Lease. The rights granted herein shall not be assigned or sublicensed to any third party, other than in accordance with the provisions of this Section 14.4 or to the assignee or sublessee of Tenant's interest in this Lease pursuant to a permitted assignment or sublease. Should Landlord or Ground Lessor reasonably determine that any advertising by Tenant adversely affects the image, reputation or operation of the Center or Hotel, or promotes any competitor of Ground Lessor or its Affiliates in the gaming and/or hotel business, Tenant shall cease such advertising promptly upon receipt of notice to do so from Landlord or Ground Lessor. Tenant shall not use with respect to the Center a name the same or substantially the same as a name then used by Ground Lessor or its Affiliates at the Hotel (or any other facility owned and operated by Ground Lessor or its Affiliates on June 30, 1989, which names are listed on Exhibit F attached hereto and made a part hereof). The prohibitions set forth in this Section 14.4 are for the benefit of and directly enforceable by Ground Lessor.

                                  ARTICLE XV
                                  ----------

                               SECURITY DEPOSIT
                               ----------------

Section 15.1.  Amount of Deposit. INTENTIONALLY DELETED.
-------------  ------------------

                                  ARTICLE XVI
                                  -----------

                            DAMAGE AND DESTRUCTION
                            ----------------------

     If the Premises are hereafter damaged or destroyed or rendered partially untenantable for their accustomed use by fire or other casualty insured under the coverage which Landlord is obligated to carry pursuant to Section 11.1 hereof, Landlord shall promptly repair the same to substantially the condition which they were in immediately prior to the happening of such casualty (excluding stock in trade, fixtures, furniture, furnishings, carpeting, floor covering, wall covering, drapes, ceiling and equipment), and from the date of such casualty until the Premises are so repaired and restored, the Minimum Monthly Rent payments payable hereunder shall abate in such proportion as the part of said Premises thus destroyed or rendered untenantable bears to the total Premises; provided, however, that Landlord shall not be obligated to repair and restore if such casualty is not covered by the insurance which Landlord is obligated to carry pursuant to Section 11.1 hereof or is caused directly or indirectly by the negligence of Tenant, its agents, employees and invitees and no portion of the Minimum Monthly Rent and other payments payable hereunder shall abate, and provided, further, that Landlord shall not be obligated to expend for any repair or restoration an amount in excess of the insurance proceeds recovered therefor, and provided, further, that if the Premises be damaged, destroyed or rendered untenantable for their accustomed uses by fire or other casualty to the extent of more than fifty percent (50%) of the cost to replace the Premises during the last three (3) years of the Lease Term, then Landlord or Tenant shall have the right to terminate this Lease effective as of the date of such casualty by giving to the other, within sixty (60) days after the happening of such casualty, written notice of such termination. If such notice be given, this Lease shall terminate and Landlord shall promptly repay to Tenant any rent theretofore paid in advance which was not earned at the date of such casualty. Any time that Landlord repairs or restores the Premises after damage or destruction, then Tenant shall promptly repair or replace its stock in trade, fixtures, furnishings, furniture, carpeting, wall covering, floor covering, drapes, ceiling and equipment to the same condition as they were in immediately prior to the casualty, and if Tenant has closed its business, Tenant shall promptly reopen for business upon the completion of such repairs. If in the event of a fire or casualty Landlord fails to repair and restore the Premises within ninety (90) days after the fire or casualty, then Tenant may, as Tenant's sole remedy for failure to rebuild, cancel and terminate this Lease at any time thereafter unless prior to the exercise of such right by Tenant, Landlord substantially completes the repair or restoration.

     Notwithstanding anything to the contrary set forth herein, in the event all or any portion of the Center shall be damaged or destroyed by the fire or other cause (notwithstanding that the Premises may be unaffected thereby), to the extent the cost of restoration thereof would exceed fifty percent (50%) of the amount it would have cost to replace the Center in its entirety at the time such damage or destruction occurred, then Landlord may terminate this Lease by giving Tenant thirty (30) days prior notice of Landlord's election to do so, which notice shall be given, if at all, within ninety (90) days following the date of such occurrence. In the event of the termination of this Lease as aforesaid, this lease shall cease thirty (30) days after such notice is given, and the rent and other charges hereunder shall be adjusted as of that date.


                                 ARTICLE XVII
                                 ------------

                                EMINENT DOMAIN
                                --------------

Section 17.1.     Condemnation.
------------      ------------
     If ten percent (10%) or more of the Store Floor Area or fifty percent (50%) or more of the Center shall be acquired or condemned by right of eminent domain for any public or quasi public use or purpose, or if an Operating Agreement is terminated as a result of such an acquisition or condemnation, then Landlord or Tenant at its election may terminate this Lease by giving notice to the other of its election, and in such event rentals shall be apportioned and adjusted as of the date of termination. If the Lease shall not be terminated as aforesaid, then it shall continue in full force and effect, and Landlord shall within a reasonable time after possession is physically taken (subject to delays due to shortage of labor, materials or equipment, labor difficulties, breakdown of equipment, government restrictions, fires, other casualties or other causes beyond the reasonable control of Landlord) repair or rebuild what remains of the Premises for Tenant's occupancy; and a just proportion of the Minimum Annual Rent shall be abated, according to the nature and extent of the injury to the Premises until such repairs and rebuilding are completed, and thereafter for the balance of the Lease Term.

Section 17.2.     Damages.
------------      -------
     Landlord reserves, and Tenant assigns to Landlord, all rights to damages on account of any taking or condemnation or any act of any public or quasi public authority for which damages are payable. Tenant shall execute such instruments of assignment as Landlord requires, join with Landlord in any action for the recovery of damages, if requested by Landlord, and turn over to Landlord any damages recovered in any proceeding. If Tenant fails to execute instruments required by Landlord, or undertake such other steps as requested, Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of Tenant to execute such instruments and undertake such steps on behalf of Tenant. However, Landlord does not reserve any damages payable for trade fixtures installed by Tenant at its own cost which are not part of the realty or for moving expenses or for the unamortized value of Tenant's leasehold improvements.

                                 ARTICLE XVIII
                                 -------------

                               DEFAULT BY TENANT
                               -----------------

Section 18.1.     Right to Re-Enter.
------------      -----------------
     The following shall be considered for all purposes to be defaults under and breaches of this Lease: (a) any failure of Tenant to pay any rent or other amount within ten (10) days after written notice that the same is past due hereunder; (b) any failure by Tenant to perform or observe any other of the terms, provisions, conditions and covenants of this Lease for more than ten (10) days after written notice of such failure or such additional time as is reasonably required provided Tenant promptly commences to cure and diligently pursues the same to completion; (c) a determination by Landlord that Tenant has submitted any intentionally and willfully false report required to be furnished hereunder; (d) anything done by Tenant upon or in connection with the Premises or the construction of any part thereof which directly or indirectly interferes in any way with, or results in a work stoppage in connection with, construction of any part of the Center or any other tenant's space; (e) if Tenant abandons or vacates or does not do business in the Premises when required to do so under this Lease for more than ten (10) consecutive business days, or (f) this Lease or Tenant's interest herein or in the Premises or any improvements thereon or any property of Tenant are executed upon or attached; or (g) the Premises come into the hands of any person other than expressly permitted under this Lease. In any such event, and with ten (10) days grace period, Landlord, in addition to all other rights or remedies it may have, shall have the right thereupon or at any time thereafter to terminate this Lease, and shall have the right, either before or after any such termination, to re-enter and take possession of the Premises, remove all persons and property from the Premises, store such property at Tenant's expense, and sell such property if necessary to satisfy any deficiency in payments by Tenant as required hereunder, all with notice but without process if tenant has vacated the premises.

Section 18.2.  Right to Relet.
------------   --------------
     If Landlord re-enters the Premises as above provided, or if it takes possession pursuant to legal proceedings or otherwise, it may either terminate this Lease, but Tenant shall remain liable for all obligations arising during the balance of the original stated term as hereafter provided as if this Lease had remained in full force and effect, or it may, from time to time, without terminating this Lease, make such alterations and repairs as it deems advisable to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may extend beyond the Lease Term) and at such rentals and upon such other terms and conditions as Landlord in its sole discretion deems advisable; upon each such reletting all rentals received by Landlord therefrom shall be applied, first, to any indebtedness other than rent due hereunder from Tenant to Landlord; second, to pay any costs and expenses of reletting, including brokers and attorneys' fees and costs of alterations and repairs; third, to rent due hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as it becomes due hereunder.

     If rentals received from such reletting during any month are less than that to be repaid during that month by Tenant hereunder, Tenant shall immediately pay any such deficiency to Landlord. No re-entry or taking possession of the Premises by Landlord shall be construed as an election to terminate this Lease unless a written notice of such termination is given by Landlord.

     Notwithstanding any such reletting without termination, Landlord may at any time thereafter terminate this Lease for any prior breach or default. If Landlord terminates this Lease for any breach, or otherwise takes any action on account of Tenant's breach or default hereunder, in addition to any other remedies it may have, it may recover from Tenant all damages incurred by reason of such breach or default, including deficiency in rent, expenses of repairing the Premises to their condition as of the commencement date, reasonable attorneys' fees, all of which shall be immediately due and payable by Tenant to Landlord. In determining the rent payable by Tenant hereunder subsequent to default, the Minimum Annual Rent for each year of the unexpired portion of the Lease Term shall equal the average Minimum Annual and Percentage Rents which Tenant was obligated to pay from the commencement of the Lease Term to the time of default, or during the preceding three (3) full calendar years, whichever period is shorter. Landlord shall use reasonable efforts to mitigate its damages hereunder.

Section 18.3.  Counterclaim.
------------   ------------
     If Landlord commences any proceedings for non-payment of rent (Minimum Annual Rent, Percentage Rent or additional rent), Tenant will not interpose any counterclaim of any nature or description in such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in a separate action brought by Tenant. The covenants to pay rent and other amounts hereunder are independent covenants and Tenant shall have no right to hold back, offset or fail to pay any such amounts for default by Landlord or any other reason whatsoever, it being understood and acknowledged by Tenant that Tenant's only recourse is to seek an independent action against Landlord.

Section 18.4.  Waiver of Rights of Redemption.    INTENTIONALLY DELETED.
------------   ------------------------------

Section 18.5.  Waiver of Trial by Jury.
------------   -----------------------
     To the extent permitted by applicable law, Tenant hereby waives trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant created hereby, Tenant's use or occupancy of the Premises or any claim or injury or damage.

Section 18.6.  Bankruptcy.
------------   ----------
     A.        Assumption of Lease.  In the event Tenant shall become a Debtor
               -------------------
under Chapter 7 of the Bankruptcy Code ("Code") or a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapters 11 or 13 of the Code, or a proceeding is filed under Chapter 7 and is transferred to Chapters 11 or 13, the Trustee or Tenant, as Debtor and as Debtor-In-Possession, may not elect to assume this Lease unless, at the time of such assumption, the Trustee or Tenant has:

      1. Cured or provided Landlord "Adequate Assurance" (as defined below) that:

           (a) Within ten (10) days from the date of such assumption the Trustee or Tenant will cure all monetary defaults under this Lease and compensate Landlord for any actual pecuniary loss resulting from any existing default, including without limitation, Landlord's reasonable costs, expenses, accrued interest as set forth in Section 4.2 of the Lease, and attorneys' fees incurred as a result of the default;

           (b) Within thirty (30) days from the date of such assumption the Trustee or Tenant will cure all non-monetary defaults under this Lease capable of being cured within such time frame; and

           (c) The assumption will be subject to all of the provisions of this Lease.

     2. For purposes of this Section 18.6, Landlord and Tenant acknowledge that, in the context of a bankruptcy proceeding of Tenant, at a minimum "Adequate Assurance" shall mean:

           (a) The Trustee or Tenant has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the Trustee or Tenant will have sufficient funds to fulfill the obligations of Tenant under this Lease, and to keep the Premises stocked with merchandise and properly staffed with sufficient employees to conduct a fully-operational, actively promoted business in the Premises; and

           (b) The Bankruptcy Court shall have entered an Order segregating sufficient cash payable to Landlord and/or the Trustee or Tenant shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Trustee or Tenant acceptable as to value and kind to Landlord, to secure to Landlord the obligation of the Trustee or Tenant to cure the monetary and/or non-monetary defaults under this Lease within the time periods set forth above; and

           (c) The Trustee or Tenant at the very least shall deposit a sum, in addition to the Security Deposit, equal to one (1) month's rent to be held by Landlord (without any allowance for interest thereon) to secure Tenant's future performance under the Lease.

     B.     Assignment of Lease. If the Trustee or Tenant has assumed the Lease
            -------------------
pursuant to the provisions of this Section 18.6 for the purpose of assigning Tenant's interest hereunder to any other person or entity, such interest may be assigned only after the Trustee, Tenant or the proposed assignee have complied with all of the terms, covenants and conditions of Section 13.1 herein, including, without limitation, those with respect to additional rent and the use of the Premises only as permitted in Article VIII herein; Landlord and Tenant acknowledging that such terms, covenants and conditions are commercially reasonable in the context of a bankruptcy proceeding of Tenant. Any person or entity to which this Lease is assigned pursuant to the provisions of the Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon request execute and deliver to Landlord an instrument confirming such assignment.

     C.  Adequate Protection. Upon the filing of a petition by or against Tenant
         -------------------
under the Code, Tenant, as Debtor and as Debtor-in-Possession, and any Trustee who may be appointed agree to adequately protect Landlord as follows:

     (1) To perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by Order of the Bankruptcy Court; and

     (2) To pay all monetary obligations required under this Lease, including without limitation, the payment of Minimum Monthly Rent, and such other additional rent charges payable hereunder which is considered reasonable compensation for the use and occupancy of the Premises; and

     (3) Provide Landlord a minimum 30 days prior written notice, unless a shorter period is agreed to in writing by the parties, of any proceeding relating to any assumption of this Lease or any intent to abandon the Premises, which abandonment shall be deemed a rejection of this Lease; and

     (4) To perform to the benefit of Landlord otherwise required under the Code.

     The failure of Tenant to comply with the above shall result in an automatic rejection of this Lease.

     D.  Accumulative Rights. The rights, remedies and liabilities of Landlord
         -------------------
and Tenant set forth in this Section 18.6 shall be in addition to those which may now or hereafter be accorded, or imposed upon, Landlord and Tenant by the Code.

                                  ARTICLE XIX
                                  -----------

                              DEFAULT BY LANDLORD
                              -------------------

Section 19.1.     Default Defined. Notice.

     Landlord in no event be charged with default in any of its obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such default) after written notice as set forth in
Section 24.7 to Landlord by Tenant, specifically describing such failure.

Section 19.2.     Notice to First Mortgagee.

     If the holder of the first mortgage covering the Premises shall have given written notice to Tenant of the address to which notices to such holder are to be sent, Tenant shall hive such holder written notice simultaneously with any notice given to Landlord of any default of Landlord, and if Landlord fails to cure any default asserted in said notice within the time provided above, Tenant shall notify such holder in writing of the failure to cure, and said holder shall have the right but not the obligation, within thirty (30) days after receipt of such second notice, to cure such default before Tenant may take any action by reason of such default.


                                  ARTICLE XX
                                  ----------

                               TENANT'S PROPERTY
                               -----------------

Section 20.1.     Taxes on Leasehold.

     Tenant shall be responsible for and shall pay before delinquent all municipal, county, federal or state taxes whether enacted now or in the future coming due during or after the Lease Term against Tenant's interest in this Lease or against personal property of any kind owned or placed in, upon or about the Premises by Tenant.

Section 20.2.     Assets of Tenant

     Tenant shall have the right to grant purchase money security interests in its furniture, fixtures, equipment and other personal property.


                                  ARTICLE XXI
                                  -----------

                              ACCESS BY LANDLORD
                              ------------------

Section 21.1.     Right of Entry.

     Landlord and Ground Lessor and their agents and employees shall have the right to enter the Premises from time to time at reasonable times upon twenty-four (24) hours prior written notice, including but not limited to, the right of immediate entry at any time in the case of an emergency or to protect access to the Hotel, to examine the same and show them to prospective purchasers and other persons and to post notices as Landlord or Ground Lessor may deem reasonably necessary or appropriate for protection of Landlord or Ground Lessor, their interests or the Premises. Landlord and Ground Lessor and their respective agents and employees shall have the further right to enter the Premises from time to time at reasonable times upon twenty-four (24) hours prior written notice to make such repairs, alterations, improvements or additions to the Premises or other portions of the Center or Hotel Parcel as Landlord or the Ground Lessor deems desirable. Rent shall not abate while any such repairs, alterations, improvements, or additions are being made, provided, however, Landlord shall use reasonable efforts to minimize interference with Tenant's business. During the six (6) months of the Lease Term, Landlord may exhibit the Premises to prospective tenants. In addition, during any apparent emergency, Landlord, Ground Lessor or their agents may enter the Premises forcibly without liability therefor and without in any manner affecting Tenant's obligations under this Lease. Nothing herein contained, however, shall be deemed to impose upon Landlord any obligation, responsibility or liability whatsoever, for any care, maintenance or repair except as otherwise herein expressly provided or to impose upon Ground Lessor any obligation, responsibility or liability whatsoever, for any care, maintenance or repair.

                                  ARTICLE XXII
                                  ------- ----

                            HOLDING OVER, SUCCESSORS
                            ------------------------

Section 22.1.  Holding Over.
-------------  ------------

      If Tenant holds over or occupies the Premises beyond the Lease Term (it being agreed there shall be no such holding over or occupancy without Landlord's written consent), Tenant shall pay Landlord for each day of such holding over a sum equal to the greater of (a) twice the Minimum Monthly Rent prorated for the number of days of such holding over, or (b) Minimum Annual Rent plus Percentage Rent prorated for the number of days of such holding over, plus, whichever of
(a) or (b) is applicable, a prorata portion of all other amounts which Tenant would have been required to pay hereunder had this Lease been in effect. If Tenant holds over with or without Landlord's written consent Tenant shall occupy the Premises on a tenancy at sufferance but all other terms and provisions of this Lease shall be applicable to such period.

Section 22.2.  Successors.
-------------  ----------

     All rights and liabilities herein given to or imposed upon the respective parties hereto shall bind and inure to the several respective heirs, successors, administrators, executors and assigns of the parties and if Tenant is more than one (1) person, they shall be bound jointly and severally by this Lease except that no rights shall inure to the benefit of any assignee or subtenant of Tenant unless the assignment or sublease was approved by Landlord in writing as provided in Section 13.1 hereof. Landlord, at any time and from time to time, may make an assignment of its interest in this Lease and, in the event of such assignment, Landlord and its successors and assigns (other than the assignee of Landlord's interest in this Lease) shall be released from any and all liability thereafter accruing hereunder.

                                 ARTICLE XXIII
                                 ------- -----

                                QUIET ENJOYMENT
                                ---------------

Section 23.1.  Landlord's Covenant.
-------------  -------------------

     If Tenant pays the rents and other amounts herein provided, observes and performs all the covenants, terms and conditions hereof, Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term without interruption by Landlord or any person or persons claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, the Ground Lease, and any Operating Agreement made between Landlord and persons owning or occupying all or any portion of the Adjacent Land or any buildings adjacent to the Center.

                                  ARTICLE XXIV
                                  ------------

                                 MISCELLANEOUS
                                 -------------

Section 24.1.  Waiver.
------------   ------

     No waiver by Landlord or Tenant of any breach of any term, covenant or condition hereof shall be deemed a waiver of the same or any subsequent breach of the same or any other term, covenant or condition. The acceptance of rent by Landlord shall not be deemed a waiver of any earlier breach by Tenant of any term, covenant or condition hereof, regardless of Landlord's knowledge of such breach when such rent is accepted. No covenant, term or condition of this Lease shall be deemed waived by Landlord or Tenant unless waived in writing.

Section 24.2.  Accord and Satisfaction.
-------------  -----------------------

     Landlord is entitled to accept, receive and cash or deposit any payment made by Tenant for any reason or purpose or in any amount whatsoever, and apply the same at Landlord's option to any obligation of Tenant and the same shall not constitute payment of any amount owed except that to which Landlord has applied the same. No endorsement or statement on any check or letter of Tenant shall be deemed an accord and satisfaction or otherwise recognized for any purpose whatsoever. The acceptance of any such check or payment shall be without prejudice to Landlord's right to recover any and all amounts owed by Tenant hereunder and Landlord's right to pursue any other available remedy.

Section 24.3.  Entire Agreement.
------- -----  ----------------

     There are no representations, covenants, warranties, promises, agreements, conditions or undertakings, oral or written, between Landlord and Tenant other than herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless in writing, signed by them and approved by Landlord's mortgagee.

Section 24.4.  No Partnership.
-------------  --------------

     Landlord does not, in any way or for any purpose, become a partner, employer, principal, master , agent or joint venturer of or with Tenant.

Section 24.5.  Force Majeure.
------- -----  ----- -------

     If either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure material, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under this Lease, the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, the provisions of this
Section 24.5 shall at no time operate to excuse Tenant from the obligation to open for business on the Commencement Date, except in the event of an industry wide strike, nor any obligations for payment of Minimum Annual Rent, Percentage Rent, additional rent or any other payments required by the terms of this Lease when the same are due, and all such amounts shall be paid when due.

  Section 24.6.  Submission of Lease
  -------------  -------------------

     Submission of this Lease to Tenant does not constitute an offer to lease; this Lease shall become effective only upon execution and delivery thereof by Landlord and Tenant. The effective date of this Lease shall be the date filled in on Page 1 hereof by Landlord, which shall be the date of execution by the last of the parties to execute the Lease.

Section 24.7.  Notices.
-------------  -------

     All notices from Tenant to Landlord required or permitted by any provision of this agreement shall be directed to Landlord as follows:

                          FORUM DEVELOPERS LIMITED PARTNERSHIP
                     c/o  M.S. Management Associates Inc.
                          National City Center
                          115 W. Washington Street
                          Indianapolis, Indiana 46204

     Prior to the Commencement Date such notices shall only be effective if given to Landlord at the address shown above and to Landlord at the address shown below:

                          FORUM DEVELOPERS LIMITED PARTNERSHIP
                     c/o  M.S. Management Associates Inc.
                          Construction Department
                          National City Center
                          115 W. Washington Street
                          Indianapolis, Indiana 46204

     All notices from Landlord to Tenant required or permitted hereunder shall be directed as follows, namely:

                          ST. JOHN KNITS
                          2722 Michelson Drive
                          Irvine, California 92612

     All notices from Tenant to Ground Lessor required or permitted hereunder shall be directed, until further notice, as follows:

                          Caesars Palace Realty Corp.
                          1801 Century Park East, Suite 2600
                          Los Angeles, California 90067
                          Attn:  General Counsel

     All notices to be given hereunder by any person shall be written and sent by registered or certified mail, return receipt requested, postage pre-paid or by an express mail delivery service, addressed to the person intended to be notified at the address set forth above. Any person may, at any time, or from time to time, notify the other persons named herein in writing of a substitute address for that above set forth, and thereafter notices shall be directed to such substitute address. Notice given as aforesaid shall be sufficient service thereof and shall be deemed given as of the date received, as evidenced by the return receipt of the registered or certified mail or the express mail delivery receipt, as the case may be. A duplicate copy of all notices from Tenant shall be sent to any mortgagee as provided for in Section 19.2.

Section 24.8.  Captions and Section Numbers.
-------------  -----------------------------

     This Lease shall be construed without reference to titles of Articles and Sections, which are inserted only for convenience of reference.

Section 24.9.  Number and Gender.
-------------  -----------------

     The use herein of a singular term shall include the plural and use of the masculine, feminine or neuter genders shall include all others.

Section 24.10.  Objection to Statements.
--------------  -----------------------

     Notwithstanding the provisions of Section 24.1, Tenant's failure to object to any statement, invoice or billing rendered by Landlord within a period of ninety (90) days after receipt thereof shall constitute Tenant's acquiescence with respect thereto and shall render such statement, invoice or billing an account stated between Landlord and Tenant.

Section 24.11.     Representation by Corporate Tenant.

     If Tenant is or will be a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation authorized to do business in the State of Nevada, that all franchise and corporate taxes have been paid to date and all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due, and the person signing this Lease on behalf of the corporation is an officer of Tenant, and is duly authorized to sign and execute this Lease.

Section 24.12.     Joint and Several Liability.

     If Tenant is a partnership or other business organization the members of which are subject to personal liability, the liability of each such member shall be deemed to be joint and several.

Section 24.13.     Limitation of Liability.

     Anything to the contrary herein notwithstanding, no general or limited partner of the Landlord, or any general or limited partner of any partner of the Landlord, or any shareholder of any corporate partner of any partner of the Landlord, or any other holder of any equity interest in the Landlord, or in any entity comprising the Landlord or its partners, shall be personally liable with respect to any of the terms, covenants, conditions and provisions of this Lease, or the performance of Landlord's obligations under this Lease, nor shall Landlord or any of said constituent parties have any liability to Tenant for any consequential damages such as, but not limited to, lost profits. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord' interest in the Center, and Tenant shall look solely to the interest of Landlord, its successors and assigns, in the Center, for the satisfaction of each and every remedy of Tenant against Landlord. Tenant shall not look to any of Landlord's other assets seeking either to enforce Landlord's obligations under this Lease, or to satisfy any money or deficiency judgment for Landlord's failure to perform such obligations, such exculpation of personal liability is and shall be absolute and without any exception whatsoever.

     The term "Landlord" shall mean only the owner at the time in question of the present Landlord's interest in the Center. In the event of a sale or transfer of the Center (by operation of law or otherwise) or in the event of the making of a lease of all or substantially all of the Center, or in the event of a sale or transfer (by operation of law or otherwise) of the leasehold estate under any such lease, the grantor, transferor or lessor, as the case may be, shall be and hereby is (to the extent of the interest or portion of the Center or leasehold estate sold, transferred or leased) automatically and entirely released and discharged, from and after the date of such sale, transfer or leasing of all liability with respect of the performance of any of the terms of this Lease on the part of Landlord thereafter to be performed; provided that the purchaser, transferee or lessee (collectively, "Transferee") shall be deemed to have assumed and agreed to perform, subject to the limitations of this Section (and without further agreement between the other parties hereto, or among such parties and the Transferee) and only during and in respect of the Transferee's period of ownership of the Landlord's interest under this Lease, all of the terms of this Lease on the part of Landlord to be performed during such period of ownership, it being intended that Landlord's obligations hereunder shall, as limited by this Section, be binding on Landlord, its successors and assigns only during and in respect of their respective, successive periods of ownership.

Section 24.14.     Broker's Commission.

     Each party represents and warrants that it has caused or incurred no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and each party shall indemnify and hold the other harmless against and from all liabilities arising from any such claims caused or incurred by it (including without limitation, the cost of attorney's fees in connection therewith).

Section 24.15.     Partial Invalidity.

     If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

Section 24.16.     Applicable Law.

     This Lease shall be construed under the laws of the State of Nevada.

Section 24.17.     Mortgagee's Approval.

     If any mortgagee of the Center requires any modification of the terms and provisions of this Lease as a condition to such financing as Landlord may desire, then Landlord shall have the right to cancel this Lease if Tenant fails or refuses to approve and execute such modification(s) within thirty (30) days after Landlord's request therefor, provided said request is made at least thirty
(30) days prior to delivery of possession. Upon such cancellation by Landlord, this Lease shall be null and void and neither party shall have any liability either for damages or otherwise to the other by reason of such cancellation. In no event, however, shall Tenant be required to agree, and Landlord shall not have any right of cancellation for Tenant's refusal to agree, to any modification of the provisions of this Lease relating to: the amount of rent or other charges reserved herein; the size and/or location of the Premises; the duration and/or Commencement Date of the Lease Term; or reducing the improvements to be made by Landlord to the Premises prior to delivery of possession.

Section 24.18.     Reservation of Air Rights.

     There has been no representation or warranty by the Landlord and Tenant acknowledges that there is no inducement or reliance to lease the Premises on the basis that the existing access to light, air and views from the Premises would continue unabated. Tenant acknowledges and understands that it shall have no rights to the airspace above the Premises and the Center and those rights shall be the sole property of Landlord. Landlord shall not have the right to construct, cause to be constructed or permit the construction of mezzanines over the Premises.

Section 24.19.     Delay in Delivery.

     Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable in any manner to Tenant for damages or any other claim resulting from failure to deliver the Premises or for any delay in commencing or completing any work Landlord is to perform or is authorized by Tenant to perform under Exhibit "C", or with respect to the Center, and Tenant hereby waives all such liability provided that in the event that the Commencement Date shall not have occurred within three (3) years after the effective date of this Lease (unless such failure shall be due to Tenant's fault), then this Lease shall automatically become null and void (except that items which have been theretofore accrued and not yet paid shall remain outstanding), and both parties hereto shall be relieved of all obligations hereunder, in which event each party will, at the other's request, execute an instrument in recordable form containing a release and surrender of all right, title and interest in and to this Lease.

Section 24.20.     Unrelated Business Taxable Income.

          A. If at any time and from time to time during the term of this Lease, Landlord is advised by its counsel or counsel to a tax exempt partner of the managing partner of Landlord that any provision of this Lease, including without limitation the provisions relating to the payment of rent and additional rent, or the absence of any provision might give rise to unrelated business taxable income within the meaning of sections 512 of the Internal Revenue Code of 1986, as amended, or the regulations issued thereunder, or may jeopardize the tax-exempt status of any partner in Landlord or any partner in a partnership that is a partner in Landlord, or may prevent any such partner from obtaining such tax-exempt status, then this Lease may be unilaterally amended by Landlord in such manner as shall meet the requirements specified by counsel for Landlord and Tenant agrees that it will execute all documents or instruments necessary to effect such amendments, provided that no such amendment shall result in Tenant having to pay in the aggregate more on account of its occupancy of the Premises than it would be required to pay under the terms of this Lease, or having to receive fewer services or services of lesser quality than it is presently entitled to receive under the Lease or to change its business operations at the premises.

          B. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or the managing agent of the Project or its employees or by one or more third persons hired by Landlord of the managing agent of the Project. Tenant agrees that upon Landlord's written request it will enter into direct agreements with the managing agent of the Project or other parties designated by Landlord for the furnishing of any such services required to be furnished by Landlord herein, in form and content approved by Landlord, provided, however, that no such contract shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease, or having to receive fewer services or services of a lesser quality than it is presently entitled to receive under this Lease or to change its business operations at the premises.

Section 24.21.     Contingency.     INTENTIONALLY DELETED.

Section 24.22.     Prior Lease.

     Landlord and Tenant acknowledge a lease dated January 15, 1992 covering Room G-22 (approximately 1,654 square feet) in the Forum at Caesars Shopping Center between Tenant and Landlord. Landlord and Tenant agree that the lease dated January 15, 1992 will automatically terminate and be of no further effect on the earlier of (i) the commencement date of this Lease, or (ii) May 1, 1998 provided that such May 1, 1998 shall be extended day for day for each day after January 7, 1998 that Landlord has not made the Premises available to Tenant for commencement of Tenant's work. Tenant shall vacate Room G-22 on such applicable date.

Section 24.23.     Most Favored Nations Clause.

     Notwithstanding anything contained in this lease to the contrary, Tenant's charge on a per square foot basis for real estate taxes under Section 4.5, HVAC plant charge under Section 7.2, common area costs under Section 6.2, insurance under section 11.1, marketing fund and media fund under Article XIV shall be no greater than the lowest charge on a per square foot basis for such items assessed to any other tenant in the Center occupying the same or a lesser square footage as the Premises.

     IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written.

(LANDLORD)
                                   FORUM DEVELOPERS LIMITED PARTNERSHIP, a
                                   Nevada Limited Partnership
                                   By: SDG FORUM ASSOCIATES, LIMITED
                                       PARTNERSHIP, a Delaware Limited
                                       Partnership, General Partner
                                       By: SDG FORUM DEVELOPERS, INC., a
                                           Delaware Corporation, General Partner



                                   By: /s/ DAVID SIMON
                                      ------------------------------------
                                      David Simon, Chief Executive Officer


(TENANT)                           ST. JOHN KNITS, INC.
If Corporation

                                   By: /s/ DAN DEMILLE
                                      ------------------------------

                                   Attest: /s/ MARYLEA ALEXANDER
                                          --------------------------

                               FORUM AT CAESARS

                                  EXHIBIT "A"


THAT PORTION OF LOT ONE(1) OF CAESARS PALACE, A COMMERCIAL SUBDIVISION OF A PORTION OF SECTIONS 16, 17, 20, AND 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, AS SHOWN BY MAP THEREOF, RECORDED MAY 30, 1990, IN BOOK 46, PAGE 22 OF PLATS, IN THE OFFICE OF THE CLARK COUNTY RECORDER, CLARK COUNTY, NEVADA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:


COMMENCING AT THE SOUTHEAST CORNER (SE COR) OF THE SOUTHEAST QUARTER (SE 1/4) OF SAID SECTION 17; THENCE NORTH 01 DEGREE 13'O4" WEST, ALONG THE EASTERLY LINE THEREOF, 1318.54 FEET TO THE NORTHEAST CORNER (NE COR) OF THE SOUTHEAST QUARTER (SE 1/4) OF THE SOUTHEAST QUARTER (SE 1/4) THEREOF; THENCE CONTINUING ALONG SAID EAST LINE NORTH 01 DEGREE 13'13" WEST, 310.27 FEET; THENCE NORTH 88 DEGREES 48'56" WEST, ALONG A LINE BEING PARALLEL WITH AND 310.00 FEET NORTH (MEASURED AT RIGHT ANGLES) FROM THE NORTH LINE OF THE SOUTH HALF (S 1/2) OF THE SOUTHEAST QUARTER (SE 1/4) OF SAID SECTION 17, A DISTANCE OF 197.00 FEET TO THE POINT OF
                                                                      --------
BEGINNING; THENCE SOUTH 12 DEGREES 56'31" EAST, 195.40 FEET; THENCE SOUTH 43
---------
DEGREES 10'41" EAST, 4.40 FEET; THENCE SOUTH 48 DEGREES 16'53" WEST, 266.67 FEET; THENCE NORTH 41 DEGREES 43'O7" WEST, 37.49 FEET; THENCE NORTH 88 DEGREES 23'56" WEST, 146.68 FEET; THENCE SOUTH 01 DEGREE 36'04" WEST, 77.25 FEET; THENCE NORTH 88 DEGREES 23' 56" WEST, 23.67 FEET; THENCE SOUTH 01 DEGREE 36'04" WEST,
23.23 FEET; THENCE NORTH 85 DEGREES 36'32" WEST, 62.08 FEET; THENCE SOUTH 01 DEGREE 36'04" WEST, 119.26 FEET; THENCE SOUTH 71 DEGREES 41'31" WEST, 171.29 FEET; THENCE SOUTH 81 DEGREES 17'01" WEST, 67.95 FEET; THENCE NORTH 18 DEGREES 18'28" WEST, 31.33 FEET; THENCE NORTH 34 DEGREES 37'32" WEST, 62.24 FEET; THENCE NORTH 18 DEGREES 18'28" WEST, 166.68 FEET; THENCE NORTH 63 DEGREES 18'28" WEST,
67.75 FEET; THENCE SOUTH 71 DEGREES 41'32" WEST, 14.09 FEET; THENCE SOUTH 16 DEGREES 18'08" WEST, 38.57 FEET; THENCE NORTH 88 DEGREES 48'56" WEST, 598.04 FEET; THENCE NORTH 01 DEGREE 11'04" EAST, 379.01 FEET; THENCE SOUTH 88 DEGREES 48'56" EAST, 254.00 FEET; THENCE SOUTH 01 DEGREE 11'04" WEST, 62.00 FEET; THENCE SOUTH 88 DEGREES 48'56" EAST, 234.00 FEET; THENCE NORTH 01 DEGREE 11'04" EAST,
29.69 FEET; THENCE SOUTH 88 DEGREES 48'56" EAST, 131.74 FEET; THENCE SOUTH 57 DEGREES 10'29" EAST, 33.19 FEET; THENCE NORTH 71 DEGREES 41'32" EAST, 173.83 FEET; THENCE SOUTH 63 DEGREES 18'28" EAST, 63.64 FEET; THENCE NORTH 71 DEGREES 41'32" EAST, 124.75 FEET; THENCE NORTH 01 DEGREE 36'04" EAST 30.67 FEET; THENCE SOUTH 88 DEGREES 23'56" EAST, 155.90 FEET; THENCE NORTH 01 DEGREE 36'04" EAST,
21.08 FEET; THENCE SOUTH 88 DEGREES 48'56" EAST, 299.93 FEET TO THE POINT OF
                                                                    --------
BEGINNING.
---------

                     CONTAINING 12.9809 ACRES MORE OR LESS

                  [SITE PLAN FOR THE FORUM SHOPS AT CAESARS]





                                  EXHIBIT "A"

                               FORUM AT CAESARS

                                 EXHIBIT "A-1"

CAESARS PALACE, A COMMERCIAL SUBDIVISION OF A PORTION OF SECTIONS 16, 17, 20 AND 21, T.21 S., R. 61 E., M.D.M., CLARK COUNTY, NEVADA. AS SHOWN BY MAP THEREOF, RECORDED MAY 30, 1990, IN BOOK 46, PAGE 22 OF PLATS, OFFICIAL RECORDS, OFFICE OF THE CLARK COUNTY RECORDER, CLARK COUNTY, NEVADA, EXCEPTING THEREFROM THE REAL PROPERTY DESCRIBED IN EXHIBIT A.



                                 EXHIBIT "A-1"
                                   PAGE -1-

              [SITE PLAN FOR CAESARS PALACE FORUM EXPANSION PLAN]




                                  EXHIBIT "B"

              DESCRIPTION OF LANDLORD'S WORK AND OF TENANT'S WORK
              ---------------------------------------------------

1. WORK BY LANDLORD AT LANDLORD'S EXPENSE - The following work is to be performed exclusively by Landlord at Landlord's sole expense:

     A. COMMON AREA. This may include, without limitation, the sidewalks, parking areas, access roads, driveways, landscaped areas (interior and exterior), truck serviceways, pedestrian bridges, interior corridors, loading areas, the enclosed mall, all seating areas, courts, stairs, ramps, elevators, escalators, comfort and first-aid stations, public restrooms, retaining walls, drainage systems, water and sewage systems, trash disposal facilities, and lighting facilities designated by Landlord as part of Common Area.

     B. STRUCTURE. The structural framing, columns, beams and roof deck shall be constructed of non-combustible framing in accordance with national, state and local building codes.

     C. ROOF. The roof assembly shall consist of a weather-resistant layer, thermal insulation and structural components.

     D. EXTERIOR WALLS. Exterior walls shall be of non-combustible construction and a finish of suitable nature and/or appropriate materials having a finished appearance and decorative quality designed by Landlord's Architect.

     E. CEILINGS. The Premises will be left open to the structural systems overhead. Public areas in the Center will be provided with either acoustical lay-in ceiling, finished drywall or other surface as determined by Landlord. Service areas may be exposed to structure.

     F. UTILITIES. Subject to the provisions of Article VII of the Lease to which this Exhibit is attached:

          1.  HVAC Systems. A heating, ventilating and/or air-conditioning
              ------------
              system will be provided for the Common Area with a closed loop water system for Tenant areas.

          2.  Plumbing. Sanitary sewer and domestic water will be installed at
              --------
              a point to be determined by Landlord.

          3.  Fire Protection.  A fire protection system will be installed for
              ----------------
              the Common Area with capacity to service tenant areas.

          4.  Natural Gas. A distribution system will be installed for food
              -----------
              service process loads at point(s) to be determined by Landlord.

          5.  Electrical Service. An electrical distribution system will be
              ------------------
              installed at building locations as determined by Landlord.

          6.  Communication Services.  Communication and broadcast/data
              ----------------------
              communication services will be provided to specified building locations as determined by Landlord.

          7.  Life Safety Systems.  A life safety system will be provided for
              -------------------
              the Common Area with the capacity to service tenant areas.



                                  EXHIBIT "C"
                                    Page -1-

II. WORK BY LANDLORD AT TENANT'S EXPENSE - The following work is to be performed by the Landlord at Tenant's expense, the estimated cost of which is set forth in the Schedule of Costs attached hereto as Exhibit "C-1".

     A. FLOOR SLAB. A reinforced concrete slab will be provided for approximately the first two feet of the space. Uncompacted granular fill shall be provided for the balance of the space.

     B. PARTITIONS AND DOORS. Partitions, which may include doors, shall be provided to define the Premises.

         1.   Demising.  These partitions shall extend from the floor slab to
              --------
              the underside of the deck, shall be of exposed studs, and the cost of providing and installing such assemblies shall be reimbursed at a rate of one-half (l/2) Landlord's cost.

         2.   Common Area Separation. These partitions shall extend from the
              ----------------------
              floor slab to the underside of the deck, shall be of exposed masonry, or shall be of metal studs with a finished surface on the Common Area side at Landlord's option.

         3.   Storefront Separation. Landlord may be required by code or local
              ---------------------
              governing ordinances to install some portion of the storefront partition separating the Premises from Common Area prior to delivery of the space to Tenant for completion of Tenant's Work.

         4.   Doors. Landlord shall have the right to install a door and frame
              -----
              with construction hardware.

     C. NEUTRAL PIER. A vertical neutral pier may be installed at the storefront line between stores. One neutral pier may be charged to each tenant.

     D. UTILITIES AND SERVICES. Subject to the provisions of Article VII of the Lease to which this Exhibit is attached:

         1.  HVAC Systems.  Closed-loop supply and return tap(s) may be
             ------------
             installed with connection identified as applicable. Smoke evacuation system will be installed. A toilet exhaust system will be installed to serve areas without direct roof access or to minimize roof access with connection point identified as applicable.

         2.  Plumbing. A master sanitary vent system may be installed to serve
             --------
             areas without direct roof access with connection point identified as applicable.

         3.  Fire Protection.  An automatic fire sprinkler system based on a
             ---------------
             standard grid will be installed throughout the Premises in compliance with the requirements of Factory Mutual Engineering, local and state agencies.

         4.  Electrical Service.  Electrical conduit (without wire) will be
             ------------------
             installed to the Premises and electrical switch at Landlord's distribution panel and meter will be provided.

         5.  Communication Services. Empty conduit for communication services
             ----------------------
             shall be stubbed into only landlocked tenant spaces from nearest service corridor.

    E. STOREFRONT BARRICADES. Landlord shall have the right to install the temporary storefront or barricade shielding the interior of the Premises from the Mall.

                                  EXHIBIT "C"
                                   Page -2-

III. WORK BY TENANT AT TENANT'S EXPENSE - The following work required to complete and place the Premises in finished condition ready to open for business is to be performed by the Tenant at the Tenant's own expense and shall be in addition to any work described in the Tenant Information Handbook. Tenant's Work includes, but is not limited to, the following:

     A. GENERAL PROVISIONS: All work done by Tenant shall be governed in all respects by, and be subject to the following:

          1.  Payment and Performance Bonds. Landlord shall have the right to
              -----------------------------
              require Tenant to furnish payment and performance bonds or other security in form satisfactory to Landlord for the prompt and faithful performance of Tenant's Work, assuring completion of Tenant's Work and conditioned that Landlord will be held harmless from payment of any claim either by way of damages or liens on account of bills for labor or material in connection with Tenant's Work.

          2.  Tenant's Work Standards.   All Tenant's Work shall conform to
              -----------------------
              applicable statutes, ordinances, regulations, codes, all requirements of Factory Mutual Insurance Company, all rating bureaus, and the Tenant Information Handbook which contains the basic architectural, electrical and mechanical information necessary for the preparation of Tenant's Plans, and which by this reference is incorporated into and made a part of this Lease. Tenant shall obtain and convey to Landlord all approvals, tests, and inspections with respect to electrical, HVAC, plumbing and telephone work, all as may be required by any agency or utility company. Landlord reserves the right to require changes in Tenant's Work when necessary by reason of the aforementioned standards.

          3.  Landlord Approvals. No approval by Landlord shall be deemed valid
              ------------------
              unless in writing and signed by Landlord.

          4.  Space Verification. Tenant shall be obligated to have its
              ------------------
              architect, store planner, engineer or contractor conduct an on-site verification of all dimensions and field conditions prior to proceeding with Tenant's Work.

          5.  Insurance Requirements.  Prior to commencement of Tenant's Work
              ----------------------
              and until completion thereof, or commencement of the Lease Term, whichever is the last to occur, Tenant shall effect and maintain Builder's Risk Insurance covering Landlord, Landlord's general contractor, Tenant, Tenant's contractors and Tenant's subcontractors, as their interest may appear against loss or damage by fire, vandalism and malicious mischief and such other risks as are customarily covered by a standard "All Risk" policy of insurance protecting against all risk of physical loss or damage to all Tenant's Work in place and all materials stored at the site of Tenant's Work, and all materials, equipment, supplies and temporary structures of all kinds incidental to Tenant's Work, and equipment, all while forming a part of or contained in such improvements or temporary structures, or while on the Premises or within the Center, all to the actual replacement cost thereof at all times on a completed value basis. In addition, Tenant agrees to indemnify and hold Landlord harmless against any and all claims for injury to persons or damage to property by reason of the use of the Premises for the performance of Tenant's Work, and claims, fines, and penalties arising out of any failure of Tenant or its agents, contractors and employees to comply with any law, ordinance, code requirement, regulations or other requirement applicable to Tenant's Work and Tenant agrees to require all contractors and subcontractors engaged in the performance of Tenant's Work to effect and maintain and deliver to Tenant and Landlord, certificates evidencing the existence of, and covering Landlord, Tenant and Tenant's contractors, prior to commencement of Tenant's Work and until completion thereof, the following insurance coverages:

              a. Workmen's Compensation and Occupational Disease Insurance in accordance with laws of the State in which the property is located and Employer's Insurance to the limit of $100,000.00.

              b. Commercial General Liability Insurance affording protection for bodily injury, death, personal injury and property damage, and including coverage for contractual liability, independent contractors, completed operations and products liability with limits of not less than $3,000,000.00 combined single limit per occurrence.

              c. Comprehensive Automobile Liability Insurance, including coverage for "nonowned" automobiles, for property damage, bodily injury, including death resulting therefrom with limits of not less than $1,000,000.00 for any one occurrence combined single limit.

              d. Owners and Contractors Protective Liability coverage for an amount not less than $1,000,000.00.


                                  EXHIBIT "C"
                                   Page -3-

6. Tenant agrees that the contract of every contractor, subcontractor, mechanic, journeyman, laborer, material supplier or other person or entity performing labor upon, or furnishing materials or equipment to, the Premises in connection with Tenant's Work shall contain the following provision:

     "Contractor acknowledges that this provision is required under Tenant's lease of the premises to be improved under this Contract (Lease Premises) from Forum Developers Limited Partnership (Lease). In consideration of Tenant's engagement of Contractor to perform the work hereunder, and as an inducement to Tenant to enter into this Contract with Contractor, Contractor acknowledges, covenants and agrees that any mechanic's lien which it may hereafter file, claim, hold or assert with respect to the work hereunder (i) shall attach only to Tenant's interest in the Lease Premises under the Lease and (ii) shall be subject, subordinate and inferior to the lien of any mortgage(s) now or hereafter held upon and against the Forum Developers Limited Partnership by any lender(s) now or hereafter providing funds for the financing for the Forum Developers Limited Partnership, notwithstanding that any such mortgage(s) may be recorded after the commencement of the work hereunder and that Contractor's mechanic's lien otherwise might be entitled to priority over any such mortgage(s). For such purposes, Contractor also shall execute, acknowledge and deliver a separate subordination agreement upon request by Tenant, Forum Developers Limited Partnership, or any such lender(s), prior to making any application or request for payment hereunder and as a condition precedent to Contractor's right to receive any payment hereunder. Contractor likewise shall cause the liens and lien rights of all subcontractors, sub-subcontractors, materialmen, suppliers, laborers and all other persons furnishing work, labor, materials, equipment and services on or in connection with the Lease Premises to be limited to the Tenant's interest in the Lease Premises under the Lease and to be subordinated to such mortgage(s), and Contractor shall obtain and deliver to Tenant a similar subordination agreement duly executed and acknowledged by each such subcontractor, sub-subcontractor, materialman, supplier, laborer and other person prior to making any application or request for payment hereunder and as a condition precedent to Contractor's right to receive any payment hereunder. Contractor shall indemnify, defend and hold harmless Tenant, Forum Developers Limited Partnership, Forum Developers' lessor, the Owner of Caesars Palace Hotel and such lender(s) from and against any and all loss, costs, damage, expense (including, without limitation, reasonable attorney fees), liability, suits, actions and judgments arising or resulting from Contractor's failure to cause all such mechanic's and materialmen's liens to be limited to Tenant's interest in the Lease Premises under the Lease and to be subordinated to said mortgage(s) as herein provided, in addition to all other indemnities contained herein with respect to such liens."

     Tenant shall indemnify, defend and hold harmless Landlord, Ground Lessor, the Owner of the Hotel Parcel and such lender(s) from and against any and all loss, costs, damage, expense (including, without limitation, reasonable attorney fees), liability, suits, action and judgments arising or resulting from Tenant's failure to cause all such mechanic's and materialmen's liens to be limited to Tenant's interest in the Premises under this Lease and to be subordinated to said mortgage(s) as herein provided, in addition to all other indemnities contained herein with respect to such liens.

7. If Landlord or Ground Lessor in the sole and absolute discretion of either of them determines that the Center, the Hotel or the Adjacent Land or the businesses conducted thereon would otherwise be adversely affected, any or all work shall be done by recognized union labor.

8.   Damage Deposit. Prior to commencement of construction in the Premises,
     --------------
     Tenant or its agent shall deliver a $1,000.00 damage deposit in the form of a cashier's check made payable to Forum Developers Limited Partnership. Landlord shall have the right to use all or any part of said damage deposit as reimbursement for any damage caused by Tenant or its contractors to any mall finishes.

9.   Temporary Services.  Any temporary services required by Tenant during its
     ------------------
     construction period, including, but not limited to, HVAC, plumbing, electrical service, security, and dumpster service for trash removal shall be secured by Tenant or Tenant's agent at $1.76 per square foot of the Premises.

10.  Impact Fees. Tenant shall pay impact fees assessed by applicable
     -----------
     governmental authorities having jurisdiction or reimburse Landlord for impact fees paid on the Tenant's behalf.

11.  Construction Rules.  Tenant will abide by and cause its contractors,
     ------------------
     subcontractors, agents and employees to abide by rules and regulations published by Landlord from time to time, including, but not limited to, those pertaining to parking, toilet facilities, safety conduct, delivery of materials and supplies, employee egress to the Center, trash storage or collection or removal, and cooperation with Landlord's architect, general contractor and subcontractors or other agents.

                                 EXHIBIT "C"
                                   Page -4-

     12.  Reasonable Easement.  Landlord specifically reserves the rights (and
          -------------------
          Tenant shall permit Landlord or its employees, agents or contractors reasonable access to the Premises for the purpose of exercising such rights), to install, maintain, repair and replace in the ceiling space and/or under the concrete slab in the Premises, all such electrical, plumbing, HVAC and other system components that may be required to service the Common Areas or other tenants in the Center. Adequate access panels or doors shall be incorporated into Tenant's Work for inspection, service and replacement of both Landlord and Tenant equipment.

B.   STORE DESIGN AND CONSTRUCTION.   This shall include, without limitation,
     design and consulting fees, storefront and signing, interior partitions, all interior finishes, visual merchandising and fixturing, furnishings and equipment, lighting, plumbing, HVAC, mechanical and electrical systems interface, all as described herein and in the Tenant Information Handbook. In connection with Tenant's Work, Tenant shall file all drawings, plans and specifications, pay all fees and obtain all permits and applications from applicable governmental authorities having jurisdiction.

     1.   Architectural Theme.  Design guidelines will be enforced to maintain
          -------------------
          the integrity of the architectural theme of the Common Area.

     2.   Roof.  Tenant shall provide any required supports, blocking,
          ----
          temporary flashing, counterflashing or other work necessary to complete installation of Tenant's equipment on Landlord's roof. Cant strips and weatherproofing shall be done only by contractor designated by Landlord. Tenant will be required to supplement existing construction to achieve assembly ratings, thermal values or additional criteria as required by Tenant's Work.

     3.   Floor Slab.  Where required, tenants shall provide 3000 PSI concrete
          ----------
          slab with welded wire mesh reinforcing.

     4.   Ceiling.  All interior finishes beyond the exposed structural system
          -------
          will be installed by Tenant. Ceilings may be required by the Landlord to maintain assembly ratings and building system functions.

     5.   Walls and Doors.  Tenant shall furnish and install 5/8" fire-rated
          ---------------
          gypsum board, taped, floated, airtight against the deck above on the interior of all common partitions in the Premises. Where required by Landlord, Tenant shall provide transfer air openings to match the rating of the partition. All other interior partitions in the Premises shall be constructed of non-combustible materials in accordance with applicable code requirements. Where required, Tenant shall provide and install an exit door with hardware to Landlord's specifications between the Premises and Common Area or to the service courts. Tenant will be responsible for repair, maintenance and replacement of exit doors from the time Tenant's contractor commences Tenant's Work in the Premises. If panic hardware is required, it shall be provided by Tenant.

     6.   Utilities and Services. Tenant is responsible for all connections to
          ----------------------
          the following utilities to make a complete, approved and operating system:

          a.   HVAC System.  Tenant will provided a water-source heat pump or
               -----------
               condenser water air conditioning unit. The system shall include toilet, process, kitchen and thermal exhaust.

          b.   Plumbing.  Tenant will complete waste, grease waste, water and
               --------
               vent systems utilizing Landlord-supplied utilities.

          c.   Fire Protection.   Modifications to the automatic fire sprinkler
               ---------------
               system will be performed by contractor designated by Landlord. This work may include, but not be limited to, the cost of relocating, re-sizing, adding sprinkler mains or heads, draining the system and fire watch during system down-time.

          d.   Natural Gas.  If available, gas will be used only for food
               -----------
               service process loads. Tenant shall make all necessary arrangements for service to the Premises and complete the installation.

          e.   Electrical. Tenant shall furnish and pull required wiring in
               ----------
               empty conduit provided by Landlord to a specified electrical room. Tenant shall install all electrical improvements within the Premises. Tenant shall employ contractor designated by Landlord to complete all connections to Landlord switchgear and for fuse installation. Tenant shall furnish the required fuse. Tenant shall provide necessary components and devices so that HVAC systems may be interlocked with Landlord's energy management system.


                                  EXHIBIT "C"
                                   Page -5-

          f.   Communication Services.  Tenant shall make all necessary
               ----------------------
               arrangements with available vendor(s) for communication services
               to the Premises.   Special applications will require Landlord's
               written approval prior to proceeding with the work.

          g.   Life Safety Systems.   Tenant shall provide all required life
               -------------------
               safety system components necessary to comply with code and complete Landlord's monitoring and alarm systems. Installations shall be performed by contractor designated by Landlord.

     7.   Special Equipment.  Tenant shall provide, as required, alarm systems
          -----------------
          or other protective devices, public address system, conveyors, time clocks, delivery door buzzers, fire extinguishers, dry chemical fire protection systems or any other equipment peculiar to Tenant's business needs.

     8.   Signing. Tenant will not erect any signs except in conformity with the
          -------
          following:

          a. Tenant's signs and graphics shall be located within the limits of the storefront, shall not project more than six inches beyond the Lease Line, and shall not exceed eighteen-inches in height.

          b. Decals or graphics on storefront glass subject to the approval of Landlord.

          c. Promotional paper items such as signs, stickers, banners or flags, are prohibited.

          d. Except as otherwise approved in writing by Landlord, only one storefront identification sign for Tenant will be permitted with the enclosed mall areas, except that corner tenants may have two such signs.

          e.   Tenant shall not install any roof-top sign or pylon signs.

C. CLOSE-OUT REQUIREMENTS. Tenant's Work shall be deemed completed at such time as Tenant, at its sole expense and without cost to Landlord, shall provide:

     1.   Proof of Payment.  Furnish evidence satisfactory to Landlord that
          ----------------
          all of Tenant's Work has been completed and paid for in full (and that such work has been accepted by Landlord), including the costs for Tenant's Work that may have been done by Landlord and the costs for any other work done by Landlord which Landlord may be entitled to payment in accordance with the provisions of this Exhibit "C", the Tenant Information Handbook, or elsewhere in the Lease, that any and all liens therefor that have been or might be filed have been discharged of record or waived, and that no security interests relating thereto are outstanding.

     2.   Tenant's Affidavit. Furnish an affidavit from Tenant listing all
          ------------------
          contractors and any material suppliers in the employ of said Tenant who have provided goods or services for the completion of Tenant's Work in the Premises.

     3.   Tenant Contractor's Affidavit. Furnish an affidavit from Tenant's
          -----------------------------
          general contractor listing all parties who have furnished materials or labor or services to that contractor for completion of Tenant's Work in the Premises.

     4.   Certificate of Occupancy.  Furnish all certificates and other
          ------------------------
          approvals with respect to Tenant's Work that may be required from any governmental authority and any board of fire underwriter's or similar body for the use and occupancy of the Premises.

     5.   Record Drawings.  Furnish Landlord with one set of reproducible record
          ---------------
          drawings of the Premises showing any changes made during construction.

     6.   Estoppel Certificate.  Furnish a Tenant-executed estoppel certificate
          --------------------
          as may be required by Landlord or Landlord's mortgagee.


                                  EXHIBIT "C"
                                   Page -6-

                             FORUM SHOPS EXPANSION
                               Las Vegas, Nevada

                LIST OF TENANT CHARGEBACKS - AS OF MAY 24, 1995


                                  $15.00/S.F.
              (Items and price per square foot subject to change.)


A.    Electrical Conduit (labor and material)
      Empty conduit sized to accommodate copper conductors of an ampacity based upon Tenant's electrical load calculations. Electrical conduit from Landlord distribution panel and stubbed to tenant space including hangers and fittings.

B.    Electrical Switch/Fuse
      Electrical switch/fuse disconnects installed by Landlord in Landlord distribution panel. Final electrical connection to be performed by Landlord at Tenant's cost. Sized to accommodate Tenant's electrical load calculations.

C.    Telephone Conduit
      3/4" empty conduit installed to "landlocked" Tenant space (space not adjacent to a service corridor or outside wall). Tenant shall provide additional work required to complete phone installation.

D.    Fire Protection
      Building sprinkler system installed in Tenant spaces by Landlord at a standard grid spacing of 130 s.f. per head or in a spacing as determined by Landlord's insurer. All revisions to system by Tenant.

E.    Mechanical Chase
      Chase for toilet exhaust, plumbing vents, and make-up air intake installed to "landlocked" Tenant space (space not adjacent to roof, corridor or outside wall). Chase shall be of metal studs to roof deck with a finished surface on the common area (interior) side only.

F.    Exterior Tenant Doors
      Doors for Tenants penetrating an exterior wall.

G.    Demising Partitions
      Metal stud demising walls 6" 20 ga o.c. installed to roof deck - no drywall.

H.    Neutral Piers
      A decorative neutral pier shall be installed between Tenant spaces.

I.    Concrete Floor Slabs
      4" granular fill - no slab shall be provided.

J.    Temporary Board-Ups
      Temporary barricade in front of unoccupied Tenant spaces 3 5/8" metal studs @ 24" o.c. with 1/2" drywall taped, finished, and painted. 4" painted wood base will be applied.

K.    Fire Separation at Storefront
      Fire/smoke drywall separation wall above Tenant storefront from bulkhead to underside of deck - as required by code.

L.    Gas Line (Restaurant Tenants Only)
      Gas line from Landlord distribution point and stubbed to Tenant space.


                                 EXHIBIT "C-1"

                             RULES AND REGULATIONS

1. Tenant shall advise and cause its vendors to deliver all merchandise before noon on Mondays through Fridays, not at other times.

2. All deliveries are to be made to designated service or receiving areas and Tenant shall request delivery trucks to approach their service or receiving areas by designated service routes and drives.

3. Tractor trailers which must be unhooked or parked must use steel plates under dolly wheels to prevent damage to the asphalt paving surface. In addition, wheel blocking must be available for use. Tractor trailers are to be removed from the loading areas after unloading. No parking or storing of such trailers will be permitted in the Center.

4. Except for small parcel packages, no deliveries will be permitted through the malls unless Tenant does not have a rear service door. In such event, prior arrangements must be made with the Resident Mall Supervisor for delivery. Merchandise being received shall immediately be moved into Tenant's Premises and not be left in the service or receiving areas.

5. Tenant is responsible for storage and removal of its trash, refuse and garbage. Tenant shall not dispose of the following items in drains, sinks or commodes: plastic products (plastic bags, straws, boxes); sanitary napkins; tea bags; cooking fats, cooking oils; any meat scraps or cutting residue; petroleum products (gasoline, naptha, kerosene, lubricating oils); paint products (thinner, brushes); or any other item which the same are not designed to receive. All Store Floor Area of Tenant, including vestibules, entrances and returns, doors, fixtures, windows and plate glass, shall be maintained in a safe, neat and clean condition.

6. Other than as permitted under the provisions of Exhibit "C," Tenant shall not permit or suffer any advertising medium to be placed on mall walls, on Tenant's mall or exterior windows, on standards in the mall, on the sidewalks or on the parking lot areas or light poles. No permission, expressed or implied, is granted to exhibit or display any banner, pennant, sign, and trade or seasonal decoration of any size, style or material within the Center, outside the Premises.

7. Tenant shall not permit or suffer the use of any advertising medium which can be heard or experienced outside of the Premises, including, without limiting the generality of the foregoing, flashing lights, searchlights, loud speakers, phonographs, radios or television. No radio, television, or other communication antenna equipment or device is to be mounted, attached, or secured to any part of the roof, exterior surface, or anywhere outside the Premises, unless Landlord has previously given its written consent.

8. Tenant shall not permit or suffer merchandise of any kind at any time to be placed, exhibited or displayed outside its Premises, nor shall Tenant use the exterior sidewalks or exterior walkways of its Premises to display, store or place any merchandise. No sale of merchandise by tent sale, truck load sale or the like, shall be permitted on the parking lot or other common areas.

9. Tenant shall not permit or suffer any portion of the Premises to be used for lodging purposes.

10.  Tenant shall not, in or on any part of the Common Area:

     (a) Vend, peddle or solicit orders for sale or distribution of any merchandise, device, service, periodical, book, pamphlet or other matter whatsoever.

     (b) Exhibit any sign, placard, banner, notice or other written material, except for activities as approved in writing by Landlord and only in such areas as approved.

     (c) Distribute any circular, booklet, handbill, placard or other material, except for activities as approved in writing by Landlord and only in such areas as approved.

     (d) Solicit membership in any organization, group or association or contribution for any purpose.

     (e)  Create a nuisance.

     (f) Use any Common Areas (including the enclosed mall) for any purpose when none of the other retail establishments within the Center is open for business or employment, except for activities as approved in writing by Landlord and only in such areas as approved.

     (g) Throw, discard or deposit any paper, glass or extraneous matter of any kind except in designated receptacles, or create litter or hazards of any kind.

     (h) Deface, damage or demolish any sign, light standard or fixture, landscaping materials or other improvement within the Center, or the property of customers, business invitees or employees situated within the Center.



                                  EXHIBIT "D"
                                   Page -1-

                           [LOGO OF CAESARS PALACE]





                                  EXHIBIT "E"

                               FORUM AT CAESARS

                                FACILITY NAMES

                                  EXHIBIT "F"
DINING/LOUNGE
-------------
Palace Court
Primavera
Bacchanal
Spanish Steps Steak & Seafood House
Ah'So Restaurant
Empress Court
Cafe' Roma
The Palatium
Post-Time Snack Bar
Cleopatra's Barge
Olympic Lounge
Galleria Bar
Discus Bar
Palace Court Lounge
Ah'So Lounge
Empress Court Lounge
Neptune Bar
Palatium Bar
Primavera Lounge
Spanish Steps Lounge
Forum Lounge

The Olympiad Race and Sports Book
Caesars Palace Poker Room
Omnimax Theatre
Caesars Adventure Arcade
Olympic Casino
Palace Court Casino
Forum Casino
Caesars Palace Sports Pavilion
Caesars Palace Sports Shop
Brahma Shrine
Garden of the Gods
Cleopatra's Beauty Salon & Spa
Circus Maximum Showroom
Caesars Exclusively Shops
Champagne Brunch
Appian Way
The World of Caesar
Olympiad Plaza (the area under the exterior of the Omnimax)
The Olympiad Club Parking
II Palazzo
Olympic Tower
Centurion Tower
Romas Tower
Via Suites
Villa Suites
Olympic Tower Suites
Caesars Boulevard
Diana's Dome
The Piazza

Colosseum Complex
Emperors Complex
 (convention rooms, if needed)
Caligula
Vitellius
Vespesian
Julius
Augustus
Tiberius
Claudius
                                  EXHIBIT "F"
                                   PAGE -1-

Nero
Galba
Titus
Forum I
Forum II
Magestium
Regalium
Senate I
Senate II
Senate III
Romulus
Remus
Colosseum I
Colosseum II
Colosseum III
Colosseum IV
Colosseum V
Colosseum VI
Colosseum VII

Restaurants                            Entertainment
-----------                            -------------
Le Posh                                Cascade Showroom
The Broiler Room                       Caesars Cabaret
Empress Court                          Caesars Outdoor Arena
Primavera
Cafe Roma
Evergreen Buffet
Post Time Snack Bar

Bars/Lounges                           Other
------------                           -----
Fireside Lounge                        Sweet Suite (Dessert Shop)
Spooner Bar                            Caesars Spa
Post Time Bar                          Caesars Tahoe Convention Center
                                       Promenade
                                       Race and Sports Book
                                       Arcade (video games for "kids")
                                       Caesars Exclusively
                                       Caesars Yogurt Palace


                                  EXHIBIT "F"
                                   Page -2-

                [SITE PLAN FOR CAESARS PALACE HOTEL AND CASINO]




                                  EXHIBIT "G"